     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 30, 1999


                                               SECURITIES ACT FILE NO. 333-78637

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                           --------------------------


                                   FORM N-14
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                                                             /X/
                         PRE-EFFECTIVE AMENDMENT NO. 1
                                                                             /X/
                          POST-EFFECTIVE AMENDMENT NO.
                                                                             / /


                           --------------------------

                            SCUDDER MUNICIPAL TRUST
               (Exact name of registrant as specified in charter)

             TWO INTERNATIONAL PLACE, BOSTON, MA                    02110-4103
           (Address of principal executive offices)                 (Zip Code)

                                 (617) 295-2572
                 (Registrant's area code and telephone number)

                                LYNN S. BIRDSONG
                        SCUDDER KEMPER INVESTMENTS, INC.
                            TWO INTERNATIONAL PLACE
                             BOSTON, MA 02110-4103
                    (Name and address of agent for service)
                           --------------------------

                                WITH COPIES TO:

        BURTON M. LEIBERT, ESQ.                        JOHN MILLETTE
        WILLKIE FARR & GALLAGHER              SCUDDER KEMPER INVESTMENTS, INC.
           787 SEVENTH AVENUE                     TWO INTERNATIONAL PLACE
        NEW YORK, NY 10019-6099                    BOSTON, MA 02110-4103

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.
                           --------------------------

                     TITLE OF SECURITIES BEING REGISTERED:
  Shares of Beneficial Interest ($.01 par value) of Managed Municipal Bonds, a
                            Series of the Registrant
                           --------------------------

    The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940; accordingly, no fee is payable herewith because of reliance upon
Section 24(f).
                           --------------------------

    REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

       [LOGO]
                                                                   July   , 1999

                          SCUDDER STATE TAX FREE TRUST

                                 IMPORTANT NEWS


                         FOR SCUDDER FUND SHAREHOLDERS


    While we encourage you to read the full text of the enclosed Proxy Statement/Prospectus, here's a brief overview of some matters affecting your Fund that will be the subject of a shareholder vote.

                          Q & A: QUESTIONS AND ANSWERS

Q: WHAT IS HAPPENING?


A: You are being asked to vote on an Agreement and Plan of Reorganization whereby all or substantially all of the assets of Scudder Pennsylvania Tax Free Fund, a non-diversified series of Scudder State Tax Free Trust, would be transferred in a tax-free reorganization to Scudder Managed Municipal Bonds, a diversified series of Scudder Municipal Trust, in exchange for shares of beneficial interest of Scudder Managed Municipal Bonds. If the Agreement and Plan of Reorganization is approved and consummated, you would no longer be a shareholder of Scudder Pennsylvania Tax Free Fund, but would become a shareholder of Scudder Managed Municipal Bonds, which has substantially similar investment objectives and policies to your Fund, except as described in the Proxy Statement/Prospectus, and is managed by your Fund's investment manager, Scudder Kemper Investments, Inc. ("Scudder Kemper"). The Board members of your Fund believe that you will benefit from the proposed reorganization notwithstanding the fact that, UNLIKE YOUR FUND, income generated by Scudder Managed Municipal Bonds is subject to Pennsylvania state taxes and income generated by Scudder Pennsylvania Tax Free Fund is not, in part, because Scudder Managed Municipal Bonds may offer the opportunity for higher annual income and total return and for lower fees and expenses than your Fund. The following pages give you additional information on the proposed reorganization on which you are being asked to vote.


Q: HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A: AFTER CAREFUL CONSIDERATION, THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND OR SCUDDER KEMPER, RECOMMEND THAT YOU VOTE FOR THE PROPOSED REORGANIZATION ON THE ENCLOSED PROXY CARD(S).

Q: WILL THE FUND PAY FOR THIS PROXY SOLICITATION?


A:  No, Scudder Kemper will bear these costs.


Q: WHOM DO I CALL FOR MORE INFORMATION?


A: Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-645-1542.

                                                                       PATAXFREE

                          SCUDDER STATE TAX FREE TRUST
                              TWO INTERNATIONAL PLACE
                            BOSTON, MASSACHUSETTS 02110

                                                                   July   , 1999

Dear Shareholders:


    You are being asked to vote on an Agreement and Plan of Reorganization whereby all or substantially all of the assets of Scudder Pennsylvania Tax Free Fund would be transferred in a tax-free reorganization to Scudder Managed Municipal Bonds, a series of Scudder Municipal Trust, in exchange for shares of beneficial interest of Scudder Managed Municipal Bonds. If the Agreement and Plan of Reorganization is approved and consummated, you would no longer be a shareholder of Scudder Pennsylvania Tax Free Fund, but would become a shareholder of Scudder Managed Municipal Bonds, which has substantially similar investment objectives and policies to your Fund, except as described in the Proxy Statement/Prospectus.


    AFTER CAREFUL REVIEW, THE MEMBERS OF YOUR FUND'S BOARD HAVE APPROVED THE PROPOSED REORGANIZATION. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT THE PROPOSAL SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR THE PROPOSAL.


    Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. For more information, please call Shareholders Communications Corporation at 1-800-645-1542.


                                      Respectfully,

                                      /s/ Lynn S. Birdsong

                                      Lynn S. Birdsong
                                      President
                                      Scudder State Tax Free Trust

    WE URGE YOU TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

                          SCUDDER STATE TAX FREE TRUST

                           --------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


    Please take notice that a Special Meeting of Shareholders (the "Special Meeting") of Scudder State Tax Free Trust (the "Trust"), on behalf of its series, Scudder Pennsylvania Tax Free Fund (the "Fund"), will be held at the offices of Scudder Kemper Investments, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on September 2, 1999, at 11:00 a.m., Eastern time, for the following purposes:


PROPOSAL 1:    To approve an Agreement and Plan of Reorganization
               for the Fund;
PROPOSAL 2:    To transact such other business as may properly come
               before the meeting or any adjournment(s) thereof.

    The appointed proxies will vote in their discretion on any other business as may properly come before the Special Meeting or any adjournments thereof.


    Holders of record of shares of the Fund at the close of business on July 6, 1999 are entitled to vote at the Special Meeting and at any adjournments thereof.



    In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal. For more information, please call Shareholder Communications Corporation at 1-800-645-1542.


                                 By Order of the Board of Trustees

                                 /s/ John Millette

                                 John Millette
                                 Secretary

July   , 1999

    IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETING. IF YOU CAN ATTEND THE SPECIAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                               TABLE OF CONTENTS


PROPOSAL: APPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION......          4

SYNOPSIS........................................................          5

PRINCIPAL RISK FACTORS..........................................         13

THE PROPOSED TRANSACTION........................................         21

ADDITIONAL INFORMATION ABOUT MUNICIPAL BONDS....................         28

ADDITIONAL INFORMATION..........................................         29

                              ADDITIONAL MATERIALS

    The following additional materials, which have been incorporated by
reference into the Statement of Additional Information dated July   , 1999
relating to this Combined Prospectus/Proxy Statement and the Reorganization, will be sent to all shareholders of Tax Free requesting a copy of such Statement of Additional Information.

    1. The Statement of Additional Information for Municipal Bonds, dated March 1, 1999.

    2.  The current Statement of Additional Information for Tax Free.

                   SUBJECT TO COMPLETION, DATED JUNE 30, 1999

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.

                           PROXY STATEMENT/PROSPECTUS

                                 JULY   , 1998

   RELATING TO THE ACQUISITION BY SCUDDER MANAGED MUNICIPAL BONDS ("MUNICIPAL
     BONDS"), A SERIES OF SCUDDER MUNICIPAL TRUST (THE "MUNICIPAL TRUST"),


                            TWO INTERNATIONAL PLACE
                             BOSTON, MA 02110-4103
                                 (800) 645-1542


                           --------------------------

                                OF THE ASSETS OF
                SCUDDER PENNSYLVANIA TAX FREE FUND ("TAX FREE"),
         A SERIES OF SCUDDER STATE TAX FREE TRUST (THE "STATE TRUST").

                         -----------------------------

GENERAL

    This Proxy Statement/Prospectus is furnished to shareholders of Tax Free in connection with a proposed reorganization in which all or substantially all of the assets of Tax Free would be acquired by Municipal Bonds, in exchange solely for voting shares of beneficial interest of Municipal Bonds and the assumption by Municipal Bonds of all of the liabilities of Tax Free (collectively, the "Reorganization"). Shares of Municipal Bonds thereby received would then be distributed to the shareholders of Tax Free in complete liquidation of Tax Free, and Tax Free would be abolished as a series of the State Trust. As a result of the Reorganization, each shareholder of Tax Free would receive that number of full and fractional shares of Municipal Bonds having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares of Tax Free held as of

                           --------------------------

    THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROXY
STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.

the close of business on the business day preceding the closing of the Reorganization. Shareholders of Tax Free are being asked to vote on an Agreement and Plan of Reorganization pursuant to which such transactions, as described more fully below, would be consummated.


    This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about Municipal Bonds that a prospective investor should know before investing. For a more detailed discussion of the investment objectives, policies, restrictions and risks of Municipal Bonds, see the prospectus for Municipal Bonds, dated March 1, 1999, as supplemented from time to time, which is included herewith and incorporated herein by reference. This Proxy Statement/Prospectus is also accompanied by Municipal Bonds' annual report to shareholders for the year ended December 31, 1998. For a more detailed discussion of the investment objectives, policies, restrictions and risks of Tax Free, see the prospectus for Tax Free, dated August 1, 1998, which is incorporated herein by reference and a copy of which may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103, or by calling toll-free (800) 645-1542. A Statement of Additional Information of the Municipal Trust and State
Trust dated July   , 1999 containing additional information about the
Reorganization and the parties thereto has been filed with the Securities and Exchange Commission (the "SEC" or the "Commission") and is incorporated by reference into this Proxy Statement/Prospectus. A copy of the Statement of Additional Information is available upon request and without charge by writing to or calling Scudder Investor Services, Inc. at the address or phone number listed above. Shareholder inquiries regarding Tax Free or Municipal Bonds may also be made by calling the phone number listed above. The information contained herein concerning Tax Free has been provided by, and is included herein in reliance upon, Tax Free. The information contained herein concerning Municipal Bonds has been provided by, and is included herein in reliance upon, Municipal Bonds.


    Municipal Bonds is a diversified series of shares of beneficial interest of the Municipal Trust, an open-end management investment company organized as a Massachusetts business trust. Tax Free is a non-diversified series of shares of beneficial interest of the State Trust, an open-end management investment company organized as a Massachusetts business trust. The principal investment objective of Municipal Bonds is to provide income exempt from regular federal income tax primarily through investment in high-grade, long-term municipal securities. The principal investment objective of Tax Free is to provide Pennsylvania taxpayers with income exempt from both Pennsylvania personal income tax and regular federal income tax.

                           --------------------------

    In the descriptions of the Proposal below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not Tax Free whose proxy statement this is. In addition, in this Proxy Statement/ Prospectus, for simplicity, actions are described as being taken by either Tax Free or Municipal Bonds (each a "Fund" and collectively the "Funds"), although all actions are actually taken by the State Trust or the Municipal Trust, respectively, on behalf of its applicable series.

    This Proxy Statement/Prospectus, the Notice of Special Meeting and the proxy
card(s) are first being mailed to shareholders on or about July   , 1999 or as
soon as practicable thereafter. Any Tax Free shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of Scudder Pennsylvania Tax Free Fund, c/o Scudder Kemper Investments, Inc., at the address for the State Trust shown at the beginning of this Proxy Statement/Prospectus) or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to Tax Free. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.

    The presence at any shareholders' meeting, in person or by proxy, of the holders of a majority of the shares of Tax Free entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve any Proposal is not obtained at the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the Proposal that did not receive the vote necessary for its passage or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of Tax Free's shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment those proxies to be voted against that Proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by Tax Free from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

    The Proposal requires the affirmative vote of the holders of a majority of Tax Free's shares outstanding and entitled to vote thereon. Abstentions and broker non-votes will have the effect of a "no" vote on the Proposal.


    Holders of record of the shares of Tax Free at the close of business on July 6, 1999 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. As of June 1, 1999, there were 6,272,836 shares of Tax Free outstanding.



    To the best of the State Trust's and Municipal Trust's knowledge, as of May 31, 1999, and except as disclosed on Appendix 1, no person owned beneficially more than 5% of Tax Free's and Municipal Bonds', respectively, outstanding shares.



    Appendix 1 hereto sets forth the number of shares of Tax Free and Municipal Bonds owned directly or beneficially by the Trustees of the State Trust and Municipal Trust, respectively.



    Each of Tax Free and Municipal Bonds provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each of Tax Free and Municipal Bonds and a copy of any more recent semi-annual report, without charge, by calling 800-645-1542 or writing to Tax Free or Municipal Bonds, c/o Scudder Kemper Investments, Inc., at the address shown at the beginning of this Proxy Statement/Prospectus.


                        PROPOSAL: APPROVAL OF AGREEMENT
                           AND PLAN OF REORGANIZATION


    The Board of Trustees of each of the Municipal Trust and the State Trust, including all of the Trustees who are not "interested persons" of such Trust (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Non-Interested Trustees" or "Non-Interested Board Members"), approved on May 3, 1999 an Agreement and Plan of Reorganization dated as of June 30, 1999 (the "Plan"). Subject to its approval by the shareholders of Tax Free, the Plan provides for (a) the transfer of all or substantially all of the assets and all of the liabilities of Tax Free to Municipal Bonds, a series of shares of beneficial interest of the Municipal Trust, in exchange for voting shares of Municipal Bonds and assumption of Tax Free's liabilities; (b) the distribution of such Municipal Bonds shares to the shareholders of Tax Free in complete liquidation of Tax Free; and (c) the abolition of Tax Free as a series of the State Trust (collectively, the "Reorganization"). As a result of the Reorganization, each shareholder of Tax Free will become a shareholder of Municipal Bonds and will hold, immediately after the closing of the Reorganization (the "Closing"), that number of full and fractional shares of Municipal Bonds having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in Tax Free as of the close of business on the business day preceding the Closing (the "Valuation Date"). The Closing is expected to occur on September 20, 1999, or on such later date as the parties may agree in writing (the "Closing Date").

                                    SYNOPSIS

    The following is a summary of certain information contained in this Proxy Statement/Prospectus. This summary is qualified by reference to the more complete information contained elsewhere in this Proxy Statement/Prospectus, the Prospectus of Municipal Bonds, the Prospectus of Tax Free and the Plan, the form of which is attached to this Proxy Statement/Prospectus as Exhibit A. Shareholders should read this entire Proxy Statement/Prospectus carefully.

INTRODUCTION


    Scudder Kemper Investments, Inc., a Delaware corporation located at Two International Place, Boston, Massachusetts 02110-4103 ("Scudder Kemper" or the "Investment Manager"), is the investment manager of both Tax Free and Municipal Bonds, which also have the same custodian, fund accounting agent and transfer agent. If the Plan is consummated, Tax Free shareholders will become shareholders of Municipal Bonds. Although income generated by Municipal Bonds will be subject to Pennsylvania state taxes, Municipal Bonds may offer the opportunity for higher annual income and total return and for lower fees and expenses than Tax Free. Tax Free shareholders will continue to enjoy the same shareholder privileges, such as the ability to buy, exchange and sell shares without paying a sales commission, access to professional service representatives, and automatic dividend reinvestment, as shareholders of Municipal Bonds. Each of Tax Free and Municipal Bonds declares dividends daily and pays dividends monthly. See "Dividends and Other Distributions." It is a condition of the Reorganization that each Trust receive an opinion of independent legal counsel that the Reorganization will be tax-free. This means that shareholders will not realize any capital gain or loss as a direct result of the Reorganization.


PROPOSED TRANSACTION

    The aggregate net asset value of Municipal Bonds voting shares (the "Shares") issued in exchange for the assets and liabilities of Tax Free will be equal to the net asset value of Tax Free as of the Valuation Date. Immediately following the transfer of Shares to the State Trust, the Shares received by Tax Free will be distributed pro rata to the shareholders of record of Tax Free on the Closing Date and the shares of Tax Free will be cancelled.

    For the reasons described below under "The Proposed Transaction-- Reasons for the Proposed Transaction," the Board of Trustees of the State Trust, including the Non-Interested Trustees, has concluded the following:

    - the Reorganization is in the best interests of Tax Free and its shareholders; and

    - the interests of the existing shareholders of Tax Free will not be diluted as a result of the Reorganization.


    The principal investment objective of Municipal Bonds is to provide income exempt from regular federal income tax primarily through investment in high-grade, long-term municipal securities. The principal investment objective of Tax Free is to provide Pennsylvania taxpayers with income exempt from both Pennsylvania personal income tax and regular federal income tax. Tax Free's investment restrictions are substantially similar to Municipal Bonds' investment restrictions, except as described in this Proxy Statement/Prospectus. Each Fund may generally invest in high-quality municipal securities with short-, medium-
 or long-term maturities. Each Fund may also invest 20% of its assets in securities subject to the alternative minimum tax ("AMT" bonds). Whereas Municipal Bonds has a fundamental policy of investing 80% of its net assets in municipal securities, Tax Free has a fundamental policy of investing 80% of its net assets in municipal securities of issuers located in Pennsylvania and other qualifying issuers. Whereas Municipal Bonds may invest 10% of its assets in lower-rated debt securities, Tax Free may invest 25% of its total assets in lower-rated debt securities. Whereas Municipal Bonds may invest more than 25% of its assets in industrial development or other private activity bonds, Tax Free has no stated policies with respect to such investments. Investment restrictions of each Fund which are fundamental policies may not be changed without the approval of the applicable Fund's shareholders. Investors should refer to the respective prospectuses and statements of additional information of Tax Free and Municipal Bonds for a fuller description of each Fund's investment policies and restrictions.


    ACCORDINGLY, THE TRUSTEES RECOMMEND APPROVAL OF THE PLAN. IF THE PLAN IS NOT APPROVED, TAX FREE WILL CONTINUE IN EXISTENCE UNLESS OTHER ACTION IS TAKEN BY THE TRUSTEES; SUCH OTHER ACTION MAY INCLUDE TERMINATION AND LIQUIDATION OF TAX FREE.

INVESTMENT OBJECTIVE AND POLICIES OF SCUDDER MUNICIPAL BONDS FUND

    Municipal Bonds seeks to provide income exempt from regular federal income tax primarily through investment in high-grade, long-term municipal securities.

    It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Municipal Bonds' net assets be investment in municipal securities. Under normal market conditions, however, the Fund expects to invest 100% of its portfolio securities in municipal securities. Municipal securities include notes and bonds issued by states, cities and towns to raise revenue for various public activities. The Fund invests in municipal securities that are debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their subdivisions, agencies and instrumentalities, the interest on which is, in the opinion of bond counsel, exempt from regular federal income tax. The Fund pursues its goal by investing at least 65% of its net assets in high-quality tax-exempt municipal securities with independent credit ratings of Aaa, Aa and A from Moody's Investors Service, Inc. ("Moody's"); AAA, AA and A from Standard & Poor's Corporation ("S&P") or Fitch IBCA, Inc. ("Fitch"); or their unrated equivalents, as determined by Scudder Kemper.

    Municipal Bonds may also invest up to 10% of its assets in debt securities rated Baa/BBB or lower, but will not purchase any bonds rated below B. The Fund has the flexibility to invest in municipal securities with short- (dollar-weighted average effective maturity between one and five years), medium- (five and 10 years), and long-term (more than 10 years) maturities. During recent years, the Fund's portfolio has been invested primarily in long-term municipal bonds. In managing its portfolio, the Fund attempts to take advantage of opportunities in the market caused by such factors as temporary yield disparities among issues or classes of securities in an attempt to improve total return.


    Municipal Bonds may invest more than 25% of its assets in industrial development or other private activity bonds, subject to (i) the Fund's 20% limitation on investing in municipal securities whose investment income is (a) taxable or (b) subject to the alternative minimum tax and (ii) the Fund's current intention not to invest in municipal securities whose investment income is subject to regular federal income tax. The Fund may, but is not required to, invest up to 20% of its assets in cash or in short-term taxable investments, including U.S. Government obligations and money market instruments. Normally, however, the Fund expects to be fully invested in tax-exempt securities.


    Municipal Bonds may invest in when-issued securities and may write (sell) covered call and put options on securities in which it may invest, purchase and sell call and put options on securities and fixed-income indices and may enter into various transactions such as swaps, caps, collars or floors. Municipal Bonds may enter into interest-rate and fixed-income indices futures contracts and may purchase and sell put and call options on these contracts.

INVESTMENT OBJECTIVE AND POLICIES OF SCUDDER PENNSYLVANIA TAX FREE FUND

    Tax Free seeks to provide Pennsylvania taxpayers with income exempt from both Pennsylvania personal income tax and regular federal income tax. Under normal market conditions, Tax Free expects to invest principally in Pennsylvania municipal securities with long-term maturities (I.E., more than 10 years). Tax Free has the flexibility, however, to invest in Pennsylvania municipal securities with short- and medium-term maturities as well.


    Tax Free may also invest up to 20% of its total assets in municipal securities the interest income from which is taxable or in AMT bonds. Distributions from interest on certain municipal securities subject to the alternative minimum tax such as private activity bonds, will be a preference item for purposes of calculating individual and corporate alternative minimum taxes, depending upon investors' particular situations. In addition, state and local taxes may apply, depending upon your state and local tax laws.


    Ordinarily, Tax Free expects that 100% of its portfolio securities will be Pennsylvania municipal securities. The Fund may also hold cash or invest its assets in taxable securities. The Fund may invest in stand-by commitments, third party puts, illiquid securities, when-issued or forward delivery securities, and enter into repurchase agreements and reverse repurchase agreements, which may involve certain expenses and risks, including credit risks. These securities and techniques are not expected to comprise a major portion of the Fund's investments. The Fund may engage in strategic transactions for hedging purposes and to seek gain. See "Investment Practices of Tax Free and Municipal Bonds" for more information about these investment techniques.


    Normally, at least 75% of the medium- and long-term securities purchased by Tax Free will be investment-grade municipal securities which are those rated Aaa, Aa, A or Baa by Moody's or AAA, AA, A or BBB by S&P or Fitch or unrated securities judged by Scudder Kemper to be of equivalent quality, or securities issued or guaranteed by the U.S. Government. The Fund may also invest up to 25% of its total assets in fixed-income securities rated below investment-grade, that is, rated below Baa by Moody's or below BBB by S&P or Fitch, or in unrated securities of equivalent quality as determined by Scudder Kemper. The Fund may not invest in fixed-income securities rated below B by Moody's, S&P or Fitch, or their equivalent.

    Tax Free expects to invest principally in securities rated A or better by Moody's, S&P or Fitch or unrated securities judged by Scudder Kemper to be of equivalent quality at the time of purchase. Securities in these three rating categories are judged by Scudder Kemper to have an adequate if not strong capacity to repay principal and pay interest.

    A portion of the Tax Free's income may be subject to federal, state and local income taxes.

INVESTMENT MANAGEMENT FEES AND EXPENSES

    State Trust and Municipal Trust each retains Scudder Kemper, pursuant to separate contracts, to manage the daily investment and business affairs of Tax Free and Municipal Bonds, respectively, subject to the policies established by the Trustees. The expenses of each Fund are paid out of gross investment income. Shareholders pay no direct charges or fees for investment services.

SCUDDER MANAGED MUNICIPAL BONDS

    The Investment Manager receives an investment management fee as compensation for its services on behalf of Municipal Bonds. For these services, Municipal Bonds pays the Investment Manager a fee at an annual rate of 0.55 of 1% on the first $200 million of average daily net assets and 0.50 of 1% on the next $500 million and 0.475 of 1% of average daily net assets in excess of $700 million. The fee is graduated so that increases in Municipal Bonds' net assets may result in a lower annual fee rate and decreases in its net assets may result in a higher annual fee rate. The fee is payable monthly, provided that Municipal Bonds will make such interim payments as may be requested by the Investment Manager not to exceed 75% of the amount of the fee then accrued on the books of Municipal Bonds and unpaid. As of December 31, 1998, Municipal Bonds had total net assets of approximately $737,000,000. The total investment management fees incurred and paid by Municipal Bonds for the year ended December 31, 1998 were $3,760,257.

    For the year ended December 31, 1998, Municipal Bonds' total expense ratio (total annual operating expenses as a percentage of average net assets) was 0.62%. The Investment Manager projects that if the proposed Reorganization is effected, the expense ratio of Municipal Bonds will be unchanged for the year ending December 31, 1999. The actual expense ratio for Municipal Bonds for the year ending December 31, 1999 may be higher or lower than 0.62%, depending upon Municipal Bonds' performance, general bond market and economic conditions, sales and redemptions of Municipal Bonds shares (including redemptions by former Tax Free shareholders), and other factors.

SCUDDER PENNSYLVANIA TAX FREE FUND


    The Investment Manager receives an investment management fee as compensation for its services on behalf of Tax Free. For these services, Tax Free pays the Investment Manager a monthly fee of 1/20 of 1% (approximately 0.60% on an annual basis) of average daily net assets. The fee is payable monthly, provided that Tax Free will make such interim payments as may be requested by the Investment Manager not to exceed 75% of the amount of the fee then accrued on the books of Tax Free and unpaid. As of March 31, 1999, Tax Free had total net assets of approximately $85,000,000. The total investment management fees incurred by Tax Free for the year ended March 31, 1999 were $497,129, of which only $241,378 was imposed.



    For the year ended March 31, 1999, Tax Free's annualized total expense ratio (total annual operating expenses as a percentage of average net assets) was 0.75%, including waivers and reimbursements. The Investment Manager has voluntarily agreed, with respect to Tax Free, not to impose all or a portion of its management fee and to maintain the annualized expenses of Tax Free at not more than 0.75% of the Fund's average daily net assets only until July 31, 1999. The Investment Manager retains the ability to be paid by the Fund if expenses fall below the specified limit prior to the end of the fiscal year. THESE EXPENSE LIMITATION ARRANGEMENTS DECREASED THE FUND'S EXPENSES AND IMPROVE ITS PERFORMANCE. IF THE INVESTMENT MANAGER HAD NOT AGREED TO WAIVE ITS FEE AND REIMBURSE OTHER EXPENSES, THE TOTAL ANNUALIZED EXPENSES OF TAX FREE FOR THE YEAR ENDED MARCH 31, 1999 WOULD HAVE BEEN .92% (INVESTMENT MANAGEMENT FEE 0.60% AND OTHER EXPENSES 0.32%). THE INVESTMENT MANAGER IS NOT OBLIGATED TO CONTINUE ITS FEE WAIVERS AND EXPENSE REIMBURSEMENTS AFTER JULY 31, 1999. As demonstrated by the table below, shareholders of Tax Free may experience a decrease in expenses with respect to the Shares received pursuant to the Reorganization if the Investment Manager were to discontinue its fee waivers and expense reimbursements after July 31, 1999.

    The expenses of Tax Free and Municipal Bonds for the fiscal years ended March 31, 1999 and December 31, 1998, respectively, and pro forma expenses following the proposed restructuring are outlined below:


                         ANNUAL FUND OPERATING EXPENSES


                 (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)



                                               TAX         MUNICIPAL
                                             FREE(1)         BONDS        PRO FORMA
                                            ----------     ----------     ----------
Management Fee..........................         0.60%          0.51%          0.51%
Distribution (12b-1) Fees...............          None           None           None
Other Expenses..........................         0.32%          0.11%          0.11%
Total Annual Fund Operating Expenses....         0.92%          0.62%          0.62%


------------------------


(1) As noted above, for the fiscal year ended March 31, 1999, Tax Free had total annual fund operating expenses of 0.75% (.43% management fee and .32% other expenses) after taking into account certain expense limitation arrangements. Until July 31, 1999, the Adviser has agreed to waive and/or reimburse all or a portion of its management fee and expenses to the extent necessary so that annualized expenses of Tax Free do not exceed 0.75% of average daily net assets.



    EXAMPLE. This Example is intended to help you compare the cost of investing in each of the Funds. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each Fund's annual operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:



                                               TAX         MUNICIPAL
                                             FREE(1)         BONDS        PRO FORMA
                                            ----------     ----------     ----------
1 Year..................................        $  94          $  63          $  63
3 Years.................................        $ 293          $ 199          $ 199
5 Years.................................        $ 509          $ 346          $ 346
10 Years................................        $1131          $ 774          $ 774



This example assumes reinvestment of all dividends and distributions. This example should not be considered a representation of past or future expenses. Actual Fund expenses can vary from year to year and may be higher or lower than those shown.

DISTRIBUTION OF SHARES AND OTHER SERVICES

    Scudder Investor Services, Inc. ("SIS"), Two International Place, Boston, Massachusetts 02110, a subsidiary of the Investment Manager, is the principal underwriter of both Tax Free and Municipal Bonds. SIS charges no direct fees whatsoever in connection with the distribution of shares of the Funds. Scudder Service Corporation ("SSC"), also a subsidiary of the Investment Manager, is the transfer and dividend-paying agent for the Funds. Scudder Fund Accounting Corporation ("SFAC"), also a subsidiary of the Investment Manager, is responsible for determining the daily net asset value per share and maintaining the general accounting records of each Fund. State Street Bank and Trust Company is each Fund's custodian. Scudder Trust Company ("STC"), an affiliate of the Investment Manager, is trustee or custodian for certain tax-advantaged retirement plans designed for use with each Fund and is paid an annual fee for some of those plans.

PURCHASE, REDEMPTION AND EXCHANGE INFORMATION

    The purchase, redemption and exchange procedures and privileges with respect to Tax Free are identical to those of Municipal Bonds. Both funds are no-load, imposing no front-end or back-end sales charges, and no Rule 12b-1 fees.

DIVIDENDS AND OTHER DISTRIBUTIONS


    Each Fund's dividends from net investment income are declared daily and distributed monthly. Each Fund intends to distribute any net realized capital gains after utilization of capital loss carryforwards, if any, in November or December to prevent application of a federal excise tax. An additional distribution may be made if necessary. Any dividends or capital gains distributions declared in October, November or December with a record date in such month and paid during the following January will be treated by shareholders for federal income tax purposes as if received on December 31 of the calendar year in which it is declared. Dividends and distributions of each Fund will be invested in additional shares of the applicable Fund at net asset value and credited to the shareholder's account on the payment date or, at the shareholder's election, paid in cash.


    If the Plan is approved by Tax Free's shareholders, then as soon as practicable before the Closing Date, Tax Free will pay its shareholders a cash distribution of all undistributed 1999 net investment income and undistributed realized net capital gains.

TAX CONSEQUENCES


    Municipal Bonds and Tax Free will have received an opinion of Willkie Farr & Gallagher, counsel to each Fund, Municipal Trust and State Trust in connection with the Reorganization, to the effect that, based upon certain facts, assumptions and representations, the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Reorganization constitutes a tax-free reorganization, no gain or loss will be recognized by Tax Free or its shareholders as a direct result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Consequences."


                             PRINCIPAL RISK FACTORS


    Municipal Bonds may invest in a wider range of issuers of debt obligations than Tax Free and may engage in several investment techniques that Tax Free cannot. Unlike Tax Free, Municipal Bonds is a diversified fund which is not targeted only to obligations of Pennsylvania (or other qualifying) issuers. Municipal Bonds is also subject to a stricter investment limitation with respect to securities rated below investment grade. Tax Free invests at least 75% of net assets in medium- and long-term investment grade municipal securities, and up to 25% of net assets in below investment grade securities. Municipal Bonds may invest only 10% of its net assets in below investment grade securities. Each Fund may invest in short-, medium- and long-term debt obligations



    The skill of Municipal Bond's portfolio management team in choosing appropriate investments for Municipal Bonds will determine in large part the Fund's ability to achieve its investment objective. In addition, as with most tax-free bond funds, a major factor affecting each Fund's performance is interest rates. Because each Fund intends to have a longer duration, the interest rate risk is greater in these Funds than in a fund that does not intend to be principally invested in municipal securities with long-term maturities. When interest rates rise, the price of bonds (and tax-free bond funds) typically fall in proportion to their duration. Municipal Bonds may potentially have lower returns than other funds, including Tax Free, that can invest a greater percentage of their assets in lower-quality municipal securities. Municipal securities in each Fund's portfolio could be downgraded or go into default.



    Securities rated BBB or lower by S&P or Baa or lower by Moody's are neither highly protected nor poorly secured. These securities normally pay higher yields but involve potentially greater price variability than higher-quality securities. These securities are regarded as having adequate capacity to repay principal and pay interest, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to do so. Such securities may have speculative elements as well as investment-grade characteristics.


    An investment in Tax Free may potentially entail higher market risk than an investment in Municipal Bonds. Whereas Tax Free is a non-diversified fund which limits its investments to issuers of municipal securities located in Pennsylvania or other qualifying issuers, Municipal Bonds is a diversified fund which may invest in municipal securities of issuers without regard to their location. As a "diversified" fund, Municipal Bonds (with respect to 75% of its total assets) may not purchase greater than (i) 5% of the total assets and (ii) 10% of the outstanding voting securities, in each case, of any one issuer. Tax Free, unlike Municipal Bonds, however, offers its shareholders income which is exempt from Pennsylvania state tax.


    Finally, each Fund may write covered options to enhance income and engage in various hedging strategies involving options on fixed-income securities, indices and futures contracts. These investment techniques entail transaction costs and may provide no benefit (or may cause a Fund to incur a loss) if securities, indices or interest rates move in an unanticipated manner.

    Please refer to each Fund's prospectus and statement of additional information for a more detailed discussion of the risks of investing in the applicable Fund.

PRINCIPAL INVESTMENTS OF SCUDDER MANAGED MUNICIPAL BONDS

    It is a fundamental policy, which may not be changed without a vote of shareholders, that at least 80% of the Municipal Bonds' net assets will normally be invested in municipal bonds. Under normal market conditions, the Fund expects to invest 100% of its portfolio in municipal securities. The Fund has the flexibility to invest in municipal securities with short-, medium- and long-term maturities. During recent years, its portfolio has been invested primarily in long-term municipal bonds.

    The municipal securities in which Municipal Bonds may invest are issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their subdivisions, agencies and instrumentalities. The interest on these securities is exempt from regular federal income tax. These municipal securities include municipal notes, which are generally used to provide short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. The Fund may also invest in municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued.

    Municipal bonds include: general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; revenue bonds; prerefunded bonds; industrial development and pollution control bonds. Municipal Bonds may also invest in other municipal securities such as variable rate demand instruments.


    Municipal Bonds may invest more than 25% of its assets in industrial development or other private activity bonds, subject to (i) the Fund's fundamental investment policies, (ii) the Fund's 20% limitation on investing in AMT bonds or municipal securities whose investment income is taxable and (iii) the Fund's current intention not to invest in municipal securities whose investment income is subject to regular federal income tax. For purposes of the Fund's investment limitation regarding concentration of investments in any one industry, industrial development or other private activity bonds ultimately payable by companies within the same industry will be considered as if they were issued by issuers in the same industry.


    Normally, Municipal Bonds invests at least 65% of its net assets in securities rated, or issued by an issuer rated, within the three highest quality rating categories of Moody's (Aaa, Aa and A), S&P or Fitch (AAA, AA and A) or their equivalents, or if unrated, judged by Scudder Kemper, to be of comparable quality at the time of purchase. The Fund may invest up to 10% of its assets in debt securities rated lower than Baa by Moody's, BBB by S&P or Fitch or of equivalent quality as determined by Scudder Kemper, but will not purchase bonds rated below B by Moody's, S&P or Fitch, or their equivalent. Unrated obligations will be purchased only if they are considered to be of a quality comparable to obligations rated as described above and are readily marketable. Securities must also meet credit standards applied by Scudder Kemper. Should the rating of a portfolio security be downgraded after being purchased by the Fund, Scudder Kemper will determine whether it is in the best interest of the Fund to retain or dispose of the security. For temporary defensive purposes or if an unusual disparity between after-tax income on taxable and municipal securities makes it advisable, up to 20% of the Fund's assets may be held in cash or invested in short-term taxable investments, including U.S. Government obligations and money market instruments. The Fund may invest more than 20% of its assets in taxable securities to meet temporary liquidity requirements. It is impossible to predict how long such alternative strategies may be utilized.

    Municipal Bonds may also invest in stand-by commitments and other puts, repurchase agreements, municipal lease obligations, variable rate demand instruments and when-issued or forward delivery securities, may purchase warrants to purchase debt securities, and may also engage in strategic transactions.

    In addition, Municipal Bonds may use investment techniques such as purchasing securities on a when-issued or forward delivery basis; entering into interest-rate or securities-index futures contracts, and purchasing and selling options thereon; purchasing and selling options on securities and indices, and entering into forward contracts. These transactions have risks associated with them, including possible default by the other party to the transaction, illiquidity and, to the extent Scudder Kemper's view as to certain market movements is incorrect, the risk that the use of such transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the contemplated use of these futures contracts and options thereon should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of hedging transactions would reduce net asset value, and possible income, and such losses can be greater than if such transactions had not been utilized.

PRINCIPAL INVESTMENTS OF SCUDDER PENNSYLVANIA TAX FREE FUND

    Tax Free invests in municipal securities of issuers located in Pennsylvania and other qualifying issuers (including Puerto Rico, the U.S. Virgin Islands and Guam). It is the opinion of bond counsel, rendered on the date of issuance, that income from these obligations is exempt from both Pennsylvania personal income tax and regular federal income tax ("Pennsylvania municipal securities"). These securities include municipal bonds, which meet longer-term capital needs and generally have maturities of more than one year when issued. Municipal bonds include general obligation bonds, which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest, and revenue bonds, which may be issued to finance projects owned or used by either private or public entities and which include bonds issued to finance industrial enterprises and pollution control facilities. The Fund may invest in other municipal securities such as variable rate demand instruments. The Fund may also invest in municipal notes of issuers located in Pennsylvania and other qualifying issuers. They are generally used to provide short-term capital needs and have maturities of one year or less. Municipal notes include tax anticipation notes, revenue anticipation notes, bond anticipation notes and construction loan notes. For federal income tax purposes, the income earned from municipal securities may be entirely tax-free, taxable or subject to only the alternative minimum tax.

INVESTMENT PRACTICES OF TAX FREE AND MUNICIPAL BONDS

    Tax Free and Municipal Bonds may engage in certain investments and investment techniques that are substantially the same. The following is a brief description of these investment practices. Municipal Bonds may engage in certain additional investment practices, as described above, and a more complete description is contained in the prospectus of Municipal Bonds, dated March 1, 1999, as supplemented from time to time, a copy of which is included herewith, and in the Statement of Additional Information of the Municipal Trust and the
State Trust dated July   , 1999 (relating to the proposed Reorganization) which
is incorporated herein by reference.

    MUNICIPAL SECURITIES. Each Fund may invest in municipal securities, which are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for various public purposes. The interest on these obligations is generally exempt from federal income tax and (in certain instances) state income tax in the hands of most investors, except for the possible applicability of the alternative minimum tax. The two principal classifications of municipal securities are "Notes" and "Bonds."

    EURODOLLAR INSTRUMENTS. Each Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Each Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

    ILLIQUID SECURITIES. Each Fund may invest a portion of its assets in securities for which there is not an active trading market, or which have resale restrictions. These types of securities generally offer a higher return than more readily marketable securities, but carry the risk that a Fund may be not be able to dispose of them at an advantageous time or price.

    REPURCHASE AGREEMENTS. As a means of earning taxable income for periods as short as overnight, each Fund may enter into repurchase agreements with selected banks and broker/dealers. Under a repurchase agreement, a Fund acquires securities, subject to the seller's agreement to repurchase at a specified time and price. Income from repurchase agreements will be taxable when distributed to shareholders.

    STAND-BY COMMITMENTS. To facilitate liquidity, each Fund may enter into "stand-by commitments" permitting it to resell municipal securities to the original seller at a specified price. Stand-by commitments generally involve no cost to a Fund, and any costs would be, in any event, limited to no more than 0.50% of the value of the total assets of the Fund. Any such costs may, however, reduce yield.

    STRATEGIC TRANSACTIONS AND DERIVATIVES. Each Fund may, but is not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates and broad or specific market movements), to manage the effective maturity or duration of each Fund's portfolio, or to enhance potential gain. These strategies may be executed through the use of derivatives contracts. Such strategies are generally accepted as a part of modern portfolio management and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

    In the course of pursuing these investment strategies, each Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used without limit to attempt to protect against possible changes in the market value of securities held in or to be purchased for each Fund's portfolio resulting from securities markets fluctuations, to protect each Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of each Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of each Fund's assets will be committed to Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and in any combination and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions.

    COMBINED TRANSACTIONS. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions and multiple interest rate transactions and any combination of futures, options and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of Scudder Kemper, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Investment Manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

    SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which each Fund may enter are interest rate and index swaps and the purchase or sale of related caps, floors and collars. Each Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, as a duration management technique or to protect against any increase in the price of securities a Fund anticipates purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream a Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (E.G., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). An index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

    Each Fund will usually enter into swaps on a net basis (I.E., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments). Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, Scudder Kemper and each Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. A Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from a nationally recognized statistical rating organization (an "NRSRO") or is determined to be of equivalent credit quality by Scudder Kemper. If there is a default by the counterparty, each Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and accordingly, they are less liquid than swaps.

    THIRD PARTY PUTS. Each Fund may purchase long-term fixed rate bonds that have been coupled with an option granted by a third party financial institution allowing a Fund at specified intervals to tender (or "put") its bonds to the institution and receive the face value thereof. These third party puts are available in several different forms, may be represented by custodial receipts or trust certificates and may be combined with other features such as interest rate swaps.

    WHEN-ISSUED SECURITIES. Each Fund may purchase securities on a when-issued or forward delivery basis, for payment and delivery at a later date. The price and yield are generally fixed on the date of commitment to purchase. During the period between purchase and settlement, no interest accrues to a Fund. At the time of settlement, the market value of the security may be more or less than the purchase price.

                            THE PROPOSED TRANSACTION


    DESCRIPTION OF THE PLAN. As stated above, the Plan provides for the transfer of all or substantially all of the assets of Tax Free to Municipal Bonds in exchange for that number of full and fractional shares of Municipal Bonds having an aggregate net asset value equal to the aggregate net asset value of each Tax Free shareholder's shares held in Tax Free as of the close of business on the business day preceding the date of the Closing. Municipal Bonds will assume all of the liabilities of Tax Free. In connection with the Closing, Tax Free will distribute the shares of beneficial interest of Municipal Bonds received in the exchange to the shareholders of Tax Free in complete liquidation of Tax Free. Tax Free will be abolished as a series of the State Trust.

    Upon completion of the Reorganization, each shareholder of Tax Free will own that number of full and fractional shares of Municipal Bonds having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in Tax Free immediately as of the close of business on the business day preceding the Closing. Each Tax Free shareholder's account with the Municipal Trust as a Municipal Bonds shareholder will be identical in all material respects to the accounts currently maintained by the State Trust for such shareholder, except as noted above. In the interest of economy and convenience, shares of Tax Free generally are not represented by physical certificates, and shares of Municipal Bonds issued to Tax Free shareholders similarly will be in uncertificated form.

    Until the Closing, shareholders of Tax Free will, of course, continue to be able to redeem their shares at the net asset value next determined after receipt by Tax Free's Transfer Agent of a redemption request in proper form. Redemption requests received by the Transfer Agent thereafter will be treated as requests received for the redemption of shares of Managed Bonds received by the shareholder in connection with the Reorganization.

    The obligations of the State Trust and the Municipal Trust on behalf of each of Tax Free and Municipal Bonds, respectively, under the Plan are subject to various conditions, as stated therein. Among other things, the Plan requires that all filings be made with, and all authority be received from, the SEC and state securities commissions as may be necessary in the opinion of counsel to permit the parties to carry out the transactions contemplated by the Plan. Tax Free and Municipal Bonds are in the process of making the necessary filings. To provide against unforeseen events, the Plan may be terminated or amended at any time prior to the Closing by action of the Trustees of either Trust, notwithstanding the approval of the Plan by the shareholders of Tax Free. However, no amendment may be made that materially adversely affects the interests of the shareholders of Tax Free without obtaining the approval of Tax Free shareholders. Tax Free and Municipal Bonds may at any time waive compliance with certain of the covenants and conditions contained in the Plan.


    The Plan provides that the obligations of the State Trust and Municipal Trust are not personally binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of either Trust, Municipal Bonds or Tax Free, but bind only the respective property of Municipal Bonds or Tax Free, as applicable, as provided in the applicable Trust's Declaration of Trust. Moreover, no series of either Trust other than Municipal Bonds or Tax Free, as applicable, is responsible for the obligations of the applicable Trust under the Plan, and all persons must look only to the respective assets of each of Municipal Bonds or Tax Free to satisfy the obligations of the applicable Trust under the Plan. The execution and the delivery of the Plan have been authorized by each Trust's Board of Trustees, on behalf of Municipal Bonds and Tax Free, as applicable, and the Plan has been signed by authorized officers of each of Municipal Bonds and Tax Free acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally. For a complete description of the terms and conditions of the Reorganization, see the Plan at Exhibit A.



    Scudder Kemper will assume and pay all of the expenses that are solely and directly related to the Reorganization, within the meaning of Revenue Ruling 73-54, which expenses are estimated to be approximately $50,000. Accordingly, Tax Free will not bear any expenses relating to the Reorganization. Tax Free shareholders who choose to redeem or exchange their shares rather than approve the Reorganization will pay their own expenses, if any, incurred in connection with such redemption or exchange. Shareholders have no rights of appraisal.


REASONS FOR THE PROPOSED TRANSACTION

    At a meeting of Tax Free's Audit Committee held on April 13, 1999, the Non-Interested Trustees of Tax Free were presented with a memorandum discussing in general terms the benefits which would accrue to the shareholders of Tax Free if the Fund were to reorganize with and into Municipal Bonds. The Non-Interested Trustees of Tax Free then requested to have the matter presented to the full board by representatives of Scudder Kemper at the May 3, 1999 board meeting. The proposed Reorganization was presented to the Board of Trustees of each Trust for consideration and approval at a meeting on May 3, 1999. All of the Trustees were present at each meeting. For the reasons discussed below, the Board of Trustees of the State Trust, including all of the

Non-Interested Trustees, has determined that the interests of the shareholders of Tax Free will not be diluted as a result of the proposed Reorganization, and that the proposed Reorganization is in the best interests of Tax Free and its shareholders.

    The proposed combination of Tax Free and Municipal Bonds will allow the shareholders of Tax Free to participate in a professionally-managed portfolio consisting primarily of high quality bonds and to earn a high level of return consistent with a high degree of principal stability. The Trustees of State Trust believe that, notwithstanding the loss of tax-free income at the Pennsylvania state level, Tax Free shareholders will benefit from the proposed Reorganization because Municipal Bonds, while guided by similar investment objectives and policies, offers the following benefits:

    OPPORTUNITY FOR HIGHER ANNUAL INCOME AND RETURN. It is anticipated that Municipal Bonds would normally achieve a higher level of income and return over a year's time than Tax Free notwithstanding the fact that income generated by Tax Free is currently exempt from Pennsylvania state tax. This would occur for various reasons. First, Municipal Bonds has the flexibility to invest in a more diversified portfolio of municipal securities than Tax Free in pursuit of its investment objective, which may generate higher income. Second, as discussed in detail below, the management fees and total operating expenses of Municipal Bonds (assuming the termination of waivers and reimbursements by Scudder Kemper on behalf of Tax Free on July 31, 1999) are projected to be lower than the corresponding fees and expenses to be incurred by Tax Free. Lastly, due to changes in Pennsylvania tax laws, the income advantage of Tax Free has declined.


    Municipal Bonds has produced better total returns than Tax Free Fund over the past one-, three-, and five-year periods ended March 31, 1999. During each of these periods, Municipal Bonds has ranked in the top third of its Lipper Category, while Tax Free has ranked in the third quartile for the one-year period and second quartile for the three- and five-year periods in its Lipper Category. Also, the level of income paid to shareholders in each Fund is very comparable. As of March 31, 1999, the 30-day SEC yield of Tax Free was 3.93%, compared to 4.00% for Municipal Bonds. For Pennsylvania investors in the 36% tax bracket, there is only a slight advantage in owning Tax Free, as the tax-equivalent yield is 6.32%, versus Municipal Bonds' tax-equivalent yield of 6.25%. WITHOUT THE REIMBURSEMENT OF EXPENSES BY SCUDDER KEMPER OF TAX FREE, HOWEVER, MUNICIPAL BONDS WOULD HAVE A SIGNIFICANT YIELD ADVANTAGE ON BOTH A PRE-TAX AND AFTER-TAX BASIS.

    LOWER FEES AND EXPENSES. If the proposed transaction is approved, Tax Free shareholders may benefit from both lower advisory fees and lower total fund expenses. Please refer to "Investment Management Fees and Expenses" and "Annual Fund Operating Expenses" set forth above.



    Tax Free has higher gross operating expenses due to its relatively small level of assets. As of March 31, 1999, Tax Free had gross annual operating expenses of 0.92%, with a 0.75% cap in place until July 31, 1999. As of December 31, 1998, Municipal Bonds had gross annual operating expenses of 0.62%. As a result of the Reorganization, Tax Free shareholders will be investing in a Fund with expenses that are currently 0.13% lower than Tax Free's expense ratio (0.75% less 0.62%). WITHOUT THE WAIVER BY SCUDDER KEMPER OF THE INVESTMENT MANAGEMENT FEES INCURRED BY TAX FREE (I.E., AFTER JULY 31, 1999), MUNICIPAL BONDS' EXPENSE RATIO WOULD BE 0.30% LOWER THAN THAT OF TAX FREE (0.92% LESS 0.62%). If the Reorganization is approved by Tax Free shareholders, Municipal Bonds' net expense ratio is estimated to remain unchanged for the year ending December 31, 1999.


    Some of the fixed expenses currently paid by Municipal Bonds, such as accounting, legal and printing costs, would be spread over a larger asset base. Other things being equal, shareholders benefit from economies of scale through lower expense ratios and higher net income distributions.


    Due to a combination of factors, including the small size of Tax Free, the decline in the Pennsylvania state income tax, past and prospective sales of Tax Free and current market conditions, the Trustees and management of the State Trust believe Tax Free and its shareholders would benefit from a tax-free reorganization with a larger fund with substantially similar investment objectives and policies. Accordingly, it is recommended that the Tax Free shareholders approve the Reorganization with Municipal Bonds.


    The Board of Trustees of the State Trust, in recommending the proposed transaction, considered a number of factors, including the following:

    (1) the positive compatibility of Municipal Bonds' investment objectives, policies and restrictions with those of Tax Free;

    (2) the completely tax-free nature of the Reorganization;

    (3) the current and potentially higher income levels, higher annual return and lower expense ratio of Municipal Bonds, notwithstanding the fact that income generated by Municipal Bonds, unlike Tax Free, is subject to state taxes;

    (4) the terms and conditions of the Reorganization and that it should not result in a dilution of Tax Free shareholder interests;

    (5) the absence of costs and expenses to Tax Free of the proposed Reorganization; and

    (6) the continuing capabilities and resources of the Investment Manager and its affiliates in the areas of marketing, investment management, administration and shareholder service which will be available to Municipal Bonds.

DESCRIPTION OF THE SECURITIES TO BE ISSUED

    Municipal Bonds is a series of the Municipal Trust, a Massachusetts business trust established under a Declaration of Trust, dated September 24, 1976, as amended. The Municipal Trust's authorized capital consists of an unlimited number of shares of beneficial interest, par value $0.01 per share. The Trustees are authorized to divide the shares into separate series. Tax Free is a series of the State Trust. Each share of each series represents an interest in that series that is equal to and proportionate with each other share of that series. Shareholders are entitled to one vote per share (and a proportionate fractional vote per each fractional share) held on matters on which they are entitled to vote. Each Trust is not required to hold shareholder meetings annually, although shareholder meetings may be called for purposes such as electing or removing Trustees, changing fundamental policies or approving an investment management contract. In the event that shareholders of a Trust wish to communicate with other shareholders concerning the removal of any Trustee, such shareholders shall be assisted in communicating with other shareholders for the purpose of obtaining signatures to request a meeting of shareholders, all in the manner provided in Section 16(c) of the 1940 Act as if Section 16(c) were applicable.

                        FEDERAL INCOME TAX CONSEQUENCES

    The Reorganization is conditioned upon the receipt by the State Trust and the Municipal Trust, on behalf of Tax Free and Municipal Bonds, respectively, of an opinion from Willkie Farr & Gallagher, substantially to the effect that, based upon certain facts, assumptions and representations of the parties, for federal income tax purposes: (i) the transfer to Municipal Bonds of all or substantially all of the assets of Tax Free in exchange solely for Shares and the assumption by Municipal Bonds of all of the liabilities of Tax Free, followed by the distribution of such Shares to Tax Free shareholders in exchange for their shares of Tax Free in complete liquidation of Tax Free, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Municipal Bonds and Tax Free will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by Tax Free upon the transfer of all or substantially all of its assets to Municipal Bonds in exchange solely for Shares and the assumption by Municipal Bonds of all of the liabilities of Tax Free; (iii) the basis of the assets of Tax Free in the hands of Municipal Bonds will be the same as the basis of such assets of Tax Free immediately prior to the transfer; (iv) the holding period of the assets of Tax Free in the hands of Municipal Bonds will include the period during which such assets were held by Tax Free; (v) no gain or loss will be recognized by Municipal Bonds upon the receipt of the assets of Tax Free in exchange for Shares and the assumption by Municipal Bonds of all of the liabilities of Tax Free; (vi) no gain or loss will be recognized by the shareholders of Tax Free upon the receipt of Shares solely in exchange for their shares of Tax Free as part of the transaction; (vii) the basis of Shares received by the shareholders of Tax Free will be the same as the basis of the shares of Tax Free exchanged therefor; and (viii) the holding period of Shares received by the shareholders of Tax Free will include the holding period during which the shares of Tax Free exchanged therefor were held, provided that at the time of the exchange the shares of Tax Free were held as capital assets in the hands of the shareholders of Tax Free.

    While neither Trust is aware of any adverse state or local tax consequences of the proposed Reorganization, it has not requested any ruling or opinion with respect to such consequences and shareholders may wish to consult their own tax adviser with respect to such matters.

LIQUIDATION AND ABOLITION OF SERIES

    If the Reorganization is effected, Tax Free will be liquidated and abolished as a series of the State Trust.


PORTFOLIO SECURITIES



    If the Reorganization is effected, Scudder Kemper will analyze and evaluate the portfolio securities of Tax Free being transferred to Municipal Bonds. Consistent with Municipal Bonds' investment objective and policies, any restrictions imposed by the Code and the best interests of Municipal Bonds' shareholders (including former Tax Free shareholders), Scudder Kemper will determine the extent and duration to which the Tax Free portfolio securities will be maintained by Municipal Bonds. The tax consequences, if any, of any disposition of portfolio securities will vary depending upon the specific security(ies) being sold.


PORTFOLIO TURNOVER

    The portfolio turnover rate for Municipal Bonds (I.E., the ratio of the lesser of annual sales or purchases to the monthly average value of the portfolio)

(excluding from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less), for the year ended December 31, 1998 was 8.6%. The portfolio turnover rate for Tax Free for the year ended March 31, 1999 was 21.4%.

CAPITALIZATION AND PERFORMANCE


                      PRO FORMA CAPITALIZATION (UNAUDITED)



    The following table sets forth the unaudited capitalization of Municipal Bonds and Tax Free as of March 31, 1999 as adjusted giving effect to the Reorganization discussed herein:(1)



                              MUNICIPAL
                                BONDS         TAX FREE      PRO FORMA       PRO FORMA
                               (ACTUAL)       (ACTUAL)     ADJUSTMENTS       COMBINED
                            --------------  ------------  --------------  --------------
Net Assets................  $  728,177,017  $ 85,359,372   (3,233,409)(2) $  810,302,980
Net Asset Value Per
  Share(3)................  $         9.09  $      13.66           --     $         9.06
Shares Outstanding(4).....      80,086,233     6,249,841    3,125,635         89,461,709


--------------------------


(1) Assumes the Reorganization had been consummated on March 31, 1999, and is for information purposes only. No assurance can be given as to how many shares of Municipal Bonds will be received by shareholders of Tax Free on the date the Reorganization takes place, and the foregoing should not be relied upon to reflect the number of shares of Municipal Bonds that actually will be received on or after such date.



(2) Assumes capital gains distributions, without any reinvestment, of $2,792,786 and $440,623 for Municipal Bonds and Tax Free, respectively.



(3) Net asset value per share after capital gains distributions, assuming no reinvestment.



(4) Assumes the issuance of 9,375,476 shares in exchange for the net assets of Tax Free. The number of shares issued was based on the pro forma net asset value of each Fund, net of estimated capital gains distributions on March 31, 1999.



    Total return is a measure of the change in value of an investment in a fund over the period covered, which assumes that any dividends or capital gains distributions are automatically reinvested in shares of the fund rather than paid to the investor in cash. The formula for total return used by a fund is prescribed by the SEC and includes three steps: (1) adding to the total number of shares of the fund that would be purchased by a hypothetical $1,000 investment in the fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been automatically reinvested; (2) calculating the redeemable value of the hypothetical initial investment as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; and (3) dividing this account value for the hypothetical investor by the amount of the initial investment, and annualizing the result for periods of less than one year. Total return may be stated with or without giving effect to any expense limitations in effect for a fund.


    The following table reflects the average annual total return for the 1, 5 and 10 year periods ending March 31, 1999 for Tax Free and December 31, 1998 for Municipal Bonds, and the 30-day SEC yield as of March 31, 1999:



                                     TAX FREE(1)     MUNICIPAL BONDS
                                    -------------  -------------------
Average Annual Total Return:
  1-year..........................         4.77%             6.23%
  5-year..........................         6.92%             5.88%
  10-year.........................         7.72%             8.15%
  30-day SEC Yield................         3.93%             4.00%


------------------------

(1) If Scudder Kemper had not temporarily waived fees and reimbursed expenses, the cumulative total return of Tax Free for the one year, five year and ten year periods would have been lower.

INVESTMENT MANAGER

    Scudder Kemper is the investment manager for Municipal Bonds pursuant to an Investment Management Agreement with the Municipal Trust, on behalf of Municipal Bonds, substantially similar in all material respects to that currently in place with the State Trust, on behalf of Tax Free, except for the management fee rates payable thereunder.

                  ADDITIONAL INFORMATION ABOUT MUNICIPAL BONDS
                                  AND TAX FREE


    As noted above, additional information about the Funds, the State Trust, the Municipal Trust and the Reorganization has been filed with the SEC and may be obtained without charge by writing to Scudder Investor Services, Inc., Two International Place, Boston, MA 02110-4103, or by calling (800) 645-1542.


    Each Trust is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, files reports, proxy material and other information about the applicable Fund with the Securities and Exchange Commission.

    Such reports, proxy material and other information can be inspected and copied at the Public Reference Room maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates and without charge from Scudder Kemper Investments, Inc., Two International Place, Boston, MA 02110-4103.


INTERESTS OF CERTAIN PERSONS


    The Investment Manager has a financial interest in the Reorganization, arising from the fact that its management fee under its Investment Management Agreement with Municipal Bonds will increase as the amount of Municipal Bond's assets increases; the amount of those assets will increase by virtue of the Reorganization. SIS, SSC, SFAC and STC is each a subsidiary or affiliate of the Investment Manager and a service provider to Municipal Bonds as well as Tax Free. The fees paid by Municipal Bonds to SIS, SSC, SFAC and STC will increase from the addition to Municipal Bonds of new accounts and assets.


               THE BOARD MEMBERS OF THE TRUST RECOMMEND THAT THE
            SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THIS PROPOSAL.

                             ADDITIONAL INFORMATION

GENERAL


    The cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement/Prospectus and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Scudder Kemper. In addition to solicitation by mail, certain officers and representatives of the State Trust, officers and employees of Scudder Kemper and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telegram or personally.



    Shareholder Communications Corporation ("SCC") has been engaged to assist in proxy solicitation process. Although SCC will not call Tax Free shareholders and will not obtain proxies over the phone, SCC will respond to questions from shareholders about the Reorganization. The cost of SCC's services will be paid by the Investment Manager.


    To participate in the Special Meeting, the shareholder may submit the proxy card originally sent with the Proxy Statement/Prospectus or attend in person. Any proxy given by a shareholder is revocable until voted at the Special Meeting.


PROPOSALS OF SHAREHOLDERS

    Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the State Trust, c/o Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

    No Board member is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the State Trust and/or Tax Free.

    PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                 By order of the Boards of Trustees,

                                 /s/ John Millette

                                 John Millette
                                 Secretary

                        INDEX OF EXHIBITS AND APPENDICES


EXHIBIT A:   Form of Agreement and Plan of Reorganization

APPENDIX 1:  Fund Shares Owned by Trustees of Municipal Trust and
             State Trust

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION


    THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 30th day of June, 1999, between and among Scudder Municipal Trust (the "Municipal Trust") and Scudder State Tax Free Trust (the "State Trust"), each a Massachusetts business trust with its principal place of business at Two International Place, Boston, MA 02110-4103, on behalf of Scudder Managed Municipal Bonds (the "Acquiring Fund"), a separate series of the Municipal Trust, and Scudder Pennsylvania Tax Free Fund (the "Acquired Fund"), a separate series of the State Trust, and solely for purposes of section 10 hereof, Scudder Kemper Investments, Inc., a Delaware corporation located at Two International Place, Boston, MA 02110-4103 ("Scudder Kemper").



    This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest ($.01 par value per share) of the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.


    NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL ACQUIRED FUND LIABILITIES AND THE LIQUIDATION OF THE ACQUIRED FUND

    1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all or substantially all of the Acquired Fund's assets as set forth in section 1.2, and the Acquiring Fund agrees in exchange therefor (i) to deliver to the Acquired Fund that number of full and fractional Acquiring Fund Shares determined by dividing the value of the Acquired Fund's assets, computed in the manner and as of the time and date set forth in section 2.1, by the net asset value of one Acquiring Fund Share, computed in the manner and as of the time and date set forth in section 2.2; and
(ii) to assume
all of the liabilities of the Acquired Fund, as set forth in section 1.3. Such transactions shall take place at the closing provided for in section 3.1 (the "Closing").

    1.2. The assets of the Acquired Fund to be acquired by the Acquiring Fund (collectively "Assets") shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the closing (the "Effective Time Statement"), prepared in accordance with generally accepted accounting principles ("GAAP") applied consistently with those of the Acquired Fund's most recent audited balance sheet. The assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 1.4).


    1.3. The Acquired Fund will endeavor to discharge all the Acquired Fund's known liabilities and obligations prior to the Closing Date as defined in section 3.1, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.


    1.4. On or as soon as practicable prior to the Closing Date as defined in section 3.1, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

    1.5. Immediately after the transfer of assets provided for in section 1.1 (the "Liquidation Time"), the Acquired Fund will distribute to the Acquired Fund's shareholders of record, determined as of the Valuation Time (the "Acquired Fund Shareholders"), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to section 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in shares of the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 2.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares in connection with such exchange.

    1.6. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

    1.7. Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

    1.8. All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the closing date.

2.  VALUATION

    2.1. The value of the Assets shall be computed as of the close of regular trading on the New York Stock Exchange on the business day immediately preceding the Closing Date, as defined in Section 3.1 (such time and date being hereinafter called the "Valuation Time") after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust, as amended, and then-current prospectus or statement of additional information.

    2.2. The net asset value of an Acquiring Fund share shall be the net asset value per share computed as of the Valuation Time using the valuation procedures referred to in section 2.1.

    2.3. The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Assets shall be determined by dividing the value of the Assets with respect to shares of the Acquired Fund determined in accordance with section 2.1 by the net asset value of an Acquiring Fund Share determined in accordance with section 2.2.

    2.4. All computations of value hereunder shall be made by or under the direction of each Fund's respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund's respective independent accountants.

3.  CLOSING AND CLOSING DATE


    3.1. The Closing of the transactions contemplated by this Agreement shall be September 20, 1999, or such later date as the parties may agree in writing (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of 4:00 P.M., Eastern time, on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held at the offices of Scudder Kemper or at such other place and time as the parties may agree.


    3.2. Acquired Fund shall deliver to Acquiring Fund on the Closing Date a schedule of assets.

    3.3. State Street Bank and Trust Company, as custodian for the Acquired Fund, shall (a) deliver at the Closing a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to State Street Bank and Trust Company, custodian for the Acquiring Fund, prior to or on the Closing Date and (b) all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. Acquired Fund's portfolio securities represented by a certificate or other written instrument shall be presented by Custodian for Acquired Fund to Custodian for Acquiring Fund for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date by the Acquired Fund for the account of Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. Acquired Fund's portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and Custodian for Acquiring Fund. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

    3.4. The Transfer Agent, on behalf of the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Acquired Fund Shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the

Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

    3.5. In the event that immediately prior to the Valuation Time (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of either Trust, accurate appraisal of the value of the net assets with respect to the Acquiring Fund Shares or the Acquired Fund Shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.  REPRESENTATIONS AND WARRANTIES

    4.1. The State Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Fund as follows:

        (a) The State Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

        (b) The State Trust is registered with the Commission as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and such registration is in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and such as may be required by state securities laws;

        (d) Other than with respect to contracts entered into in connection with the portfolio management of the Acquired Fund which shall terminate on or prior to the Closing Date, the State Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result, in violation of Massachusetts law or of the Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound;

        (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (f) The Statements of Assets and Liabilities, including the Investment Portfolio, Operations, and Changes in Net Assets, and the Financial Highlights of the Acquired Fund at and for the year ended March 31, 1999, has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

        (g) Since March 31, 1999, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund's portfolio, the discharge of Acquired Fund liabilities, or the redemption of

    Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

        (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date;

        (j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for obligations of the Acquired Fund), and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of the Transfer Agent, as provided in section 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares;

        (k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquiring Fund has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing;


        (l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of the State Trust, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the State Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        (m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

        (n) The current prospectus and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

        (o) The proxy statement of the Acquired Fund to be included in the Registration Statement referred to in section 5.7 (the "Proxy Statement"), insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund for use therein.

    4.2. The Municipal Trust, on behalf of the Acquiring Fund, represents and warrants to the Acquired Fund as follows:

        (a) The Municipal Trust is a business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Trust's Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted;

        (b) The Municipal Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect;

        (c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

        (d) The Municipal Trust is not, and the execution, delivery and performance of this Agreement by the Trust will not result, in violation of Massachusetts law or of the Trust's Declaration of Trust, as amended, or By-Laws, or of any material agreement, indenture, instrument, contract, lease or other undertaking known to counsel to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound;

        (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

        (f) The Statements of Assets and Liabilities, including the Investment Portfolio, Operations, and Changes in Net Assets, and the Financial Highlights of the Acquiring Fund at and for the year ended December 31, 1998 has been audited by PricewaterhouseCoopers LLP, independent certified public accountants, and are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) present fairly, in all material respects, the financial position, results of operations, changes in net assets and financial highlights of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

        (g) Since December 31, 1998, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund's portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

        (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

        (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date;

        (j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any of the Acquiring Fund shares;

        (k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund);

        (l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund's assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund has received notice at or prior to the Closing;

        (m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Trustees of the Municipal Trust and this Agreement will constitute a valid and binding obligation of the Municipal Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

        (n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the National Association of Securities Dealers, Inc.), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

        (o) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

        (p) The Proxy Statement to be included in the Registration Statement, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Proxy Statement and the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund for use therein; and

        (q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date.

5.  COVENANTS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    5.1. The Acquiring Fund and the Acquired Fund each covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that (a) such ordinary course of business will include (i) the declaration and payment of customary dividends and other distributions and (ii) such changes as are contemplated by the Funds' normal operations; and (b) each Fund shall retain exclusive control of the composition of its portfolio until the Closing Date.

    5.2. Upon reasonable notice, the Acquiring Fund's officers and agents shall have reasonable access to the Acquired Fund's books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.


    5.3. The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than September 20, 1999.


    5.4. The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

    5.5. The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares and will provide the Acquiring Fund with a list of affiliates of the Acquired Fund.

    5.6. Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

    5.7. Each Fund covenants to prepare the Registration Statement on Form N-14 (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Fund will file the Registration Statement, including the Proxy Statement, with the Commission. The Acquired Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include the Proxy Statement referred to in section 4.1(o), all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

    5.8. The Acquired Fund covenants that it will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund's title to and possession of all the assets and otherwise to carry out the intent and purpose of this Agreement.

    5.9. The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue its operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Fund may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

   5.10. The Acquiring Fund covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all

Acquiring Fund shares to be transferred to Acquired Fund pursuant to this Agreement and (ii) assume the assumed liabilities from the Acquired Fund.

   5.11. As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing.

   5.12. The Acquiring Fund and the Acquired Fund shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

    The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

    6.1. All representations and warranties of the Municipal Trust, with respect to the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund, the Acquiring Fund or their advisers, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund which the Acquired Fund reasonably believes might result in such litigation.

    6.2. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Municipal Trust, with respect to the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request;

    6.3. The Acquired Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

        (a) The Municipal Trust has been duly formed and is an existing business trust;

        (b) The Acquiring Fund has the power to carry on its business as presently conducted in accordance with the description thereof in the Municipal Trust's registration statement under the 1940 Act;

        (c) the Agreement has been duly authorized, executed and delivered by the Municipal Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Municipal Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

        (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Fund's Declaration of Trust, as amended, or By-laws; and

        (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the Federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made; and

    Such opinion may state that it is solely for the benefit of the Acquired Fund, its Trustees and its officers. Such counsel may rely as to matters governed by the laws of The Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or Trustees of the Acquiring Fund. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Acquired Fund may reasonably request.

    6.4. The Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund on or before the Closing Date.

7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

    The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

    7.1. All representations and warranties of the State Trust, with respect to the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund, the Acquired Fund or their advisers, trustees or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund which the Acquiring Fund reasonably believes might result in such litigation.

    7.2. The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Fund;

    7.3. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President or a Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the State Trust with respect to the Acquired Fund made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request;

    7.4. The Acquiring Fund shall have received on the Closing Date an opinion of Willkie Farr & Gallagher, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

        (a) The State Trust has been duly formed and is an existing business trust;

        (b) The Acquired Fund has the corporate power to carry on its business as presently conducted in accordance with the description thereof in the State Trust's registration statement under the 1940 Act;

        (c) the Agreement has been duly authorized, executed and delivered by the State Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the State Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors' rights and to general equity principles;

        (d) the execution and delivery of the Agreement did not, and the exchange of the Acquired Fund's assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Fund's Declaration of Trust, as amended, or By-laws; and

        (e) to the knowledge of such counsel, all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the Federal laws of the United States or the laws of The Commonwealth of Massachusetts for the exchange of the Acquired Fund's assets for Acquiring Fund Shares, pursuant to the Agreement have been obtained or made; and

Such opinion may state that it is solely for the benefit of the Acquiring Fund, its Trustees and its officers. Such counsel may rely as to matters governed by the laws of The Commonwealth of Massachusetts on an opinion of Massachusetts counsel and/or certificates of officers or Trustees of the Acquired Fund. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Acquiring Fund may reasonably request.

    7.5. The Acquired Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund on or before the Closing Date.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

    If any of the conditions set forth below have not been met on or before the Closing Date with respect to the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

    8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the State Trust's Declaration of Trust, as amended, and By-Laws, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this section 8.1;

    8.2. On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein;

    8.3. All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or the Acquired Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

    8.4. The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

    8.5. The parties shall have received an opinion of Willkie Farr & Gallagher addressed to each Trust substantially to the effect that, based upon certain facts, assumptions and representations, for Federal income tax purposes: (i) the transfer to Municipal Bonds of all or substantially all of the assets of Tax Free in exchange solely for Shares and the assumption by Municipal Bonds of all of the liabilities of Tax Free, followed by the distribution of such Shares to Tax Free shareholders in exchange for their shares of Tax Free in complete liquidation of Tax Free, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Municipal Bonds and Tax Free will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;
(ii) no gain or loss will be recognized by Tax Free upon the transfer of all or substantially all of its assets to Municipal Bonds in exchange solely for Shares and the assumption by Municipal Bonds of all of the liabilities of Tax Free;
(iii) the basis of the assets of Tax Free in the hands of Municipal Bonds will be the same as the basis of such assets of Tax Free immediately prior to the transfer; (iv) the holding period of the assets of Tax Free in the hands of Municipal Bonds will include the period during which such assets were held by Tax Free; (v) no gain or loss will be recognized by Municipal Bonds upon the receipt of the assets of Tax Free in exchange for Shares and the assumption by Municipal Bonds of all of the liabilities of Tax Free; (vi) no gain or loss will be recognized by the shareholders of Tax Free upon the receipt of Shares solely in exchange for their shares of Tax Free as part of the transaction; (vii) the basis of Shares received by the shareholders of Tax Free will be the same as the basis of the shares of Tax Free exchanged therefor; and (viii) the holding period of Shares received by the shareholders of Tax Free will include the holding period during which the shares of Tax Free exchanged therefor were held, provided that at the time of the exchange the shares of Tax Free were held as capital assets in the hands of the shareholders of Tax Free. The delivery of such opinion is conditioned upon receipt by Willkie Farr & Gallagher of representations it shall request of each Trust. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the condition set forth in this section 8.5.

9.  INDEMNIFICATION

    9.1. The Acquiring Fund agrees to indemnify and hold harmless the Acquired Fund and each of the Acquired Fund's trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Acquired Fund or any of its trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

    9.2. The Acquired Fund agrees to indemnify and hold harmless the Acquiring Fund and each of the Acquiring Fund's trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally the Acquiring Fund or any of its trustees or officers may become subject, insofar as any such loss, claim damage liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

10. FEES AND EXPENSES

   10.1. The Municipal Trust, on behalf of the Acquiring Fund, and the State Trust, on behalf of the Acquired Fund, represents and warrants to the other that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

   10.2. Expenses of the Reorganization that relate to the Acquiring Fund and the Acquired Fund will be borne by Scudder Kemper, the investment adviser to the Acquiring Fund and the Acquired Fund. Any such expenses which are so borne by Scudder Kemper will be solely and directly related to the Reorganization within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187.

11. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

   11.1. The Acquiring Fund and the Acquired Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

   11.2. Except as specified in the next sentence set forth in this section 11.2, the representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

    The covenants to be performed after the Closing and the obligations of each of the Acquired Fund and Acquired Fund in Sections 9.1 and 9.2 shall survive the Closing.

12. TERMINATION


    This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before January 1, 2000, unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective directors/trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.


13. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Acquired Fund and the Acquiring Fund; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 5.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.

14. NOTICES

    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Acquired Fund, Two International Place, Boston, MA 02110-4103, with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, N.Y. 10019-6099, Attn.:
Burton M. Leibert, Esq., or to the Acquiring Fund, Two International Place, Boston, MA 02110-4103, with a copy to Willkie Farr & Gallagher, 787 Seventh Avenue, New York, N.Y. 10019-6099, Attn.: Burton M. Leibert, Esq., or to any other address that the Acquired Fund or the Acquiring Fund shall have last designated by notice to the other party.

15. HEADINGS; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

   15.1. The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   15.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

   15.3. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund and the Acquired Fund and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

   15.4. Each Trust is organized as a Massachusetts business trust, and references in this Agreement to a Trust mean and refer to the applicable Trustees from time to time serving under the respective Declarations of Trust on file with the Secretary of State of The Commonwealth of Massachusetts, as the same may be amended from time to time, pursuant to which each Trust conducts its business. It is expressly agreed that the obligations of a Trust hereunder shall not be binding upon any of its Trustees, shareholders, nominees, officers, agents, or employees of either Trust, the Acquiring Fund or the Acquired Fund personally, but bind only the respective property of the Acquiring Fund and the Acquired Fund, as applicable, as provided in the applicable Trust's Declaration of Trust. Moreover, no series of either Trust other than the Acquiring Fund and the Acquired Fund, as applicable, shall be responsible for the obligations of the Trust hereunder, and all persons shall look only to the respective assets of each of the Acquiring Fund and the Acquired Fund to satisfy the obligations of the applicable Trust hereunder. The execution and the delivery of this Agreement have been authorized by each Trust's Board of Trustees, on behalf of each of the Acquiring Fund and the Acquired Fund, as applicable, and this Agreement has been signed by authorized officers of each of the Acquiring Fund and the Acquired Fund acting as such, and neither such authorization by such Trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the Acquiring Fund and the Acquired Fund, as applicable, as provided in the applicable Trust's Declaration of Trust.

   15.5. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Massachusetts, without regard to its principles of conflicts of laws.

    IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:                         SCUDDER STATE TAX FREE TRUST
                                on behalf of Scudder Pennsylvania Tax Free Fund

                                By:        ------------------------------

                                Its:       ------------------------------

Attest:                         SCUDDER MUNICIPAL TRUST
                                on behalf of Scudder Managed Municipal Bonds

                                By:        ------------------------------

                                Its:       ------------------------------

                                Solely with respect to section 10 hereof:
Attest:                         SCUDDER KEMPER INVESTMENTS, INC.

                                By:        ------------------------------

                                Its:       ------------------------------

                         PROSPECTUS OF MUNICIPAL BONDS
                              --------------------

                     DATED MARCH 1, 1999 IS INCORPORATED BY
                  REFERENCE TO ITS N-1A REGISTRATION STATEMENT

                       SUBJECT TO COMPLETION, DATED JUNE 30 , 1999

               STAEMENT OF ADDITIONAL INFORMATION DATED JULY     , 1999

                         ACQUISITION OF THE ASSETS OF

                       SCUDDERPENNSYLVANIA TAX FREE FUND
                                 ("TAX FREE")
                                 A SERIES OF
                          SCUDDER STATE TAX FREE TRUST
                             TWO INTERNATIONAL PLACE
                          BOSTON, MASSACHUSETTS 02110
                                  (617) 295-2572

                        BY AND IN EXCHANGE FOR SHARES OF

                         SCUDDER MANAGED MUNICIPAL BONDS
                               ("MUNICIPAL BONDS")
                                   A SERIES OF
                             SCUDDER MUNICIPAL TRUST
                             TWO INTERNATIONAL PLACE
                           BOSTON, MASSACHUSETTS 02110
                                 (617) 295-2572

                  This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets of Tax Free, a series of Scudder State Tax Free Trust, to Municipal Bonds, a series of Scudder Municipal Trust, in exchange for shares of Municipal Bonds and the assumption by Municipal Bonds of liabilities of Tax Free, consists of this cover page and the following described documents, each of which accompanies this Statement of Additional Information and is incorporated herein by reference.

         1. Statement of Additional Information for Municipal Bonds, dated March 1, 1999.

         2. Statement of Additional Information for Tax Free, dated August 1, 1998.

         3. Annual Report of Municipal Bonds for the year ended December 31,
            1998.

         4. Annual Report of Tax Free for the year ended March 31, 1999.

This Statement of Additional Information is not a prospectus. A combined Prospectus/Proxy Statement, dated July __, 1999, relating to the above-referenced matter may be obtained without charge by calling or writing Municipal Bonds at the telephone number or address set forth above. This Statement of Additional Information should be read in conjunction with the combined Prospectus/Proxy Statement.

                              FINANCIAL STATEMENTS

         The Annual Report of Municipal Bonds for the year ended December 31, 1998 and the Annual Report of Tax Free for the year ended March 31, 1999, each including audited financial statements, notes to the financial statements and report of the independent accountants, are incorporated by reference herein. To obtain a copy of the Annual Reports without charge, please call 1-800-645-1542.

                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

         The following tables set forth the unaudited pro forma condensed Statement of Assets and Liabilities as of March 31, 1999, and the unaudited pro forma condensed Statement of Operations for the twelve month period ended March 31, 1999 for Municipal Bonds and Tax Free as adjusted giving effect to the Reorganization.

             PRO FORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
                       AS OF MARCH 31, 1999 (UNAUDITED)


                                           MUNICIPAL               TAX                                    MUNICIPAL
                                             BONDS                FREE               PRO FORMA              BONDS
                                           (ACTUAL)             (ACTUAL)           ADJUSTMENTS(1)       (AS ADJUSTED)
                                       ----------------     ----------------     -----------------    ---------------
Investments, at value                   $  730,400,021       $   84,118,925       $          --        $  814,518,946
Cash                                           455,688              364,096                                   819,784
Other assets less liabilities               (2,678,892)             876,351       $   (3,233,409)(2)       (5,035,750)
                                      -----------------    ----------------     ------------------   -----------------
Net assets                              $  728,177,017       $   85,359,372       $   (3,233,409)      $  810,302,980
                                      ================     ================     =================    ================
Shares outstanding                          80,086,233            6,249,841            3,125,635 (3)       89,461,709
Net asset value per share               $         9.09       $        13.66                            $         9.06

------------------------------------

(1) See note 1 to the Pro Forma Capitalization table in the proxy statement/prospectus as to time of the Reorganization.

(2) Assumes capital gains distributions, without any reinvestment, of $2,792,786 and $440,623 for Municipal Bonds and Tax Free, respectively.

(3) See note 4 to the Pro Forma Capitalization table in the proxy statement/prospectus. Based on the issuance of 9,375,476 additional Municipal Bonds shares and the cancellation of 6,249,841 Tax Free shares.

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
          FOR THE TWELVE MONTH PERIOD ENDED MARCH 31, 1999 (UNAUDITED)


                                                      MUNICIPAL             TAX                                 MUNICIPAL
                                                        BONDS              FREE             PRO FORMA             BONDS
                                                      (ACTUAL)           (ACTUAL)          ADJUSTMENTS        (AS ADJUSTED)
                                                  ------------------ ------------------ ------------------- ------------------
Investment Income:
   Interest Income                                 $    40,811,042    $     4,429,011     $           --      $   45,240,053
                                                  ------------------ ------------------ ------------------- ------------------
       Total Investment Income                          40,811,042          4,429,011                             45,240,053
   Expenses
     Management fee                                      3,761,884            497,129           (106,210)(1)       4,152,803
     All other expenses                                    800,672            262,257           (162,388)(1)         900,541
                                                  ------------------ ------------------ ------------------- ------------------
   Total expenses before reductions                      4,562,556            759,386           (268,598)          5,053,344
                                                  ------------------ ------------------ ------------------- ------------------
   Expense reductions                                          --            (241,378)           241,378(2)              --
   Expenses, net                                         4,562,556            518,008            (27,220)          5,053,344
                                                  ------------------ ------------------ ------------------- ------------------
Net investment income (loss)                            36,248,486          3,911,003             27,220          40,186,709
                                                  ------------------ ------------------ ------------------- ------------------
Net realized and Unrealized Gain (loss) on
 Investments:
   Net realized gain (loss) from Investments             6,996,046          1,165,200                 --           8,161,246
   Net unrealized appreciation (depreciation)
   of investments                                       (4,248,875)        (1,270,955)                --          (5,519,830)
                                                  ------------------ ------------------ ------------------- ------------------
Net realized gain (loss)                                 2,747,171           (105,755)                --           2,641,416
                                                  ------------------ ------------------ ------------------- ------------------
Net increase in net assets from operations         $    38,995,657    $     3,805,248    $        27,220     $    42,828,125
                                                  ================== ================== =================== ==================

------------------------------------
(1) Represents estimated reduction in operating expenses, including management, trustee fees, audit, accounting and custodian.


(2) Reflects the elimination of fee waiver.

                             SCHEDULE OF INVESTMENTS

Portfolio of Investments at March 31, 1999 (Unaudited)

                                      MUNICIPAL BONDS     TAX FREE      COMBINED       MUNICIPAL
                                         PRINCIPAL       PRINCIPAL      PRINCIPAL        BONDS         TAX FREE        COMBINED
                                        AMOUNT ($)       AMOUNT ($)    AMOUNT ($)      VALUE ($)      VALUE ($)       VALUE ($)
                                     ----------------   -----------    ----------     ------------    ----------     -----------
SHORT-TERM MUNICIPAL INVESTMENTS - 2.60%
ALASKA
Valdez, AK, Marine Terminal              2,000,000           --         2,000,000      2,000,000          --          2,000,000
Revenue, Series 1993 A, Variable
Rate, 3.900%, 12/01/2033
ARIZONA
Maricopa County, AZ, Pollution           2,000,000           --         2,000,000      2,000,000          --          2,000,000
Control Authority, 4.500%,
5/1/29
ILLINOIS
Chicago, IL, O'Hare International        3,200,000           --         3,200,000      3,200,000          --          3,200,000
Airport Revenue Bonds,
American Airlines Project, Series
1983 A, Daily Demand Note,
5.000%, 12/01/2017
LOUISIANA
Louisiana State Offshore Terminal        1,200,000           --         1,200,000      1,200,000          --          1,200,000
Port Authority Revenue
Series 1992 VRDN, 1.900%, 09/01/2008
TEXAS
Harris County, TX, Health                4,000,000           --         4,000,000      4,000,000          --          4,000,000
Facilities Authority, Saint Lukes
Episcopal Hospital, Series A, Daily
Demand Note, 4.850%,
2/15/27
Harris County, TX, Health                1,000,000           --         1,000,000      1,000,000          --          1,000,000
Facilities Authority, Saint Lukes,
Daily Demand Note, 4.100%,
02/15/2027
North Central, TX, Health                1,700,000           --         1,700,000      1,700,000          --          1,700,000
Facilities Development Corp.,
Presbyterian Medical Center, Daily
Demand Note, Series C,
3.800%, 12/01/2015
WISCONSIN
Wisconsin State Health &                 4,000,000           --         4,000,000      3,942,560          --          3,942,560
Educational Facilities Authority,
Revenue Bond, Aurora Health Care
Inc., Series A, 5.600%,
2/15/29
                                                                                      19,042,560          --         19,042,560

                                      MUNICIPAL BONDS     TAX FREE      COMBINED       MUNICIPAL
                                         PRINCIPAL       PRINCIPAL      PRINCIPAL        BONDS         TAX FREE        COMBINED
                                        AMOUNT ($)       AMOUNT ($)    AMOUNT ($)      VALUE ($)      VALUE ($)       VALUE ($)
                                     ----------------   -----------    ----------     ------------    ----------     -----------
LONG-TERM MUNICIPAL INVESTMENTS - 97.40%
ALASKA
North Slope Borough, AK, General         7,000,000           --         7,000,000      5,109,370          --          5,109,370
Obligation, Capital
Appreciation, Series A, Zero
Coupon, 06/30/2006
North Slope Borough, AK, General         8,000,000           --         8,000,000      6,880,640          --          6,880,640
Obligation, Series B, Zero
Coupon, 01/01/2003
North Slope Borough, AK, General        18,200,000           --        18,200,000     13,959,036          --         13,959,036
Obligation, Capital
Appreciation, Series B, Zero
Coupon, 06/30/2005
North Slope Borough, AK, General        15,000,000           --        15,000,000     12,065,400          --         12,065,400
Obligation, Capital
Appreciation, Series B, Zero
Coupon, 06/30/2004

ARIZONA
Maricopa County, AZ, School              4,905,000           --         4,905,000      3,680,614          --          3,680,614
District No. 28, Kyrene
Elementary School, Series B, Zero
Coupon, 01/01/2006
ARKANSAS
Valdez, AK, Marine Terminal              1,000,000           --         1,000,000      1,000,000          --          1,000,000
Revenue, Exxon Pipeline Project
B, 5.000%, 12/01/2033
CALIFORNIA
California General Obligation,           4,000,000           --         4,000,000      4,612,000          --          4,612,000
6.250%, 10/01/1907
California General Obligation,           5,000,000           --         5,000,000      5,765,700          --          5,765,700
6.250%, 04/01/1908
California, General Obligation,         15,600,000           --        15,600,000     18,506,592          --         18,506,592
6.600%, 02/01/2009
California Housing Finance Agency,       1,000,000           --         1,000,000      1,092,360          --          1,092,360
Multi-Unit Rental Housing
Revenue, Series A, 7.700%,
08/01/2010
California Pollution Control            12,000,000           --        12,000,000     12,337,080          --         12,337,080
Financing Authority, Solid
Series 1997 A, 9.000%, 07/01/2019
California Statewide Community           2,250,000           --         2,250,000      2,424,038          --          2,424,038
Development Authority,
Certificate of Participation,
Lutheran Homes, 5.500%, 11/15/2008
Foothill Eastern Transportation          4,000,000           --         4,000,000      3,369,760          --          3,369,760
Corridor Agency, CA, Toll
Road Revenue, Senior Lien, Series
A, Step-up Coupon, 0% to
1/1/2005, 7.1% to 1/1/2011,
01/01/2011
Foothill Eastern Transportation          4,000,000           --         4,000,000      3,366,440          --          3,366,440
Corridor Agency, CA, Toll
Road Revenue, Senior Lien, Series
A, Step-up Coupon, 0% to
1/1/2005, 7.1% to 1/1/2012,
01/01/2012

                                      MUNICIPAL BONDS     TAX FREE      COMBINED       MUNICIPAL
                                         PRINCIPAL       PRINCIPAL      PRINCIPAL        BONDS         TAX FREE        COMBINED
                                        AMOUNT ($)       AMOUNT ($)    AMOUNT ($)      VALUE ($)      VALUE ($)       VALUE ($)
                                     ----------------   -----------    ----------     ------------    ----------     -----------
Foothill Eastern Transportation          6,250,000           --         6,250,000      5,229,125          --          5,229,125
Corridor Agency, CA , Toll
Road Revenue, Senior Lien, Series
A, Step-up Coupon 0% to
1/1/2005, 7.15% to 1/1/2014,
01/01/2014
Foothill Eastern Transportation         11,000,000           --        11,000,000      4,908,200          --          4,908,200
Corridor Agency, CA, Toll
Road Revenue, Senior Lien, Series
A, Zero Coupon, 01/01/2015
Foothill Eastern Transportation          5,000,000           --         5,000,000      4,103,250          --          4,103,250
Corridor Agency, CA, Toll
Road Revenue, Senior Lien, Series
A, Step-up Coupon, 0% to
1/1/2005, 7.05% to 1/1/2009,
01/01/2009
Los Angeles County, CA, Certificate      4,030,000           --         4,030,000      2,730,285          --          2,730,285
of Participation, Disney
Parking Project, Zero Coupon,
09/01/2007
Los Angeles County, CA, Certificate      5,425,000           --         5,425,000      3,289,774          --          3,289,774
of Participation, Disney
Parking Project, Zero Coupon,
09/01/2009
Roseville, CA, Unified High School       1,830,000           --         1,830,000      1,099,025          --          1,099,025
District, General
Obligation, Series B, Zero Coupon,
08/01/2010
Roseville, CA, Unified High School       1,000,000           --         1,000,000        449,930          --            449,930
District, General
Obligation, Series B, Zero Coupon,
08/01/2015
San Diego, CA, Certificate of            2,155,000           --         2,155,000      2,299,601          --          2,299,601
Participation, Water Utility
Funding  Revenue, Series 1998,
5.375%, 08/01/2013
San Joaquin Hills, CA ,                  2,000,000           --         2,000,000      1,099,960          --          1,099,960
Transportation Corridor Agency, Toll
Road Revenue, Capital Appreciation,
Refunding, Series 1997A,
Zero Coupon, 01/15/2012
San Joaquin, CA, Certificate of          3,895,000           --         3,895,000      4,238,890          --          4,238,890
Participation, County Public
Facilities Project, 5.500%,
11/15/2013
COLORADO
Colorado Housing Finance Authority       2,030,000           --         2,030,000      2,266,028          --          2,266,028
Revenue, 8.100%,
10/1/05
Colorado Housing Finance Authority       2,145,000           --         2,145,000      2,401,478          --          2,401,478
Revenue, 8.150%,
10/1/06

                                      MUNICIPAL BONDS     TAX FREE      COMBINED       MUNICIPAL
                                         PRINCIPAL       PRINCIPAL      PRINCIPAL        BONDS         TAX FREE        COMBINED
                                        AMOUNT ($)       AMOUNT ($)    AMOUNT ($)      VALUE ($)      VALUE ($)       VALUE ($)
                                     ----------------   -----------    ----------     ------------    ----------     -----------
Colorado Housing Finance Authority       2,320,000           --         2,320,000      2,597,402          --          2,597,402
Revenue, Multi-Family
Mortgage, Series A, 8.150%,
10/01/1907
Colorado Housing Finance Authority       2,510,000           --         2,510,000      2,814,112          --          2,814,112
Revenue, Multi-Family
Mortgage, Series A, 8.200%,
10/01/1908
Colorado Housing Finance Authority       1,940,000           --         1,940,000      2,178,135          --          2,178,135
Revenue, 8.250%,
10/1/10
Colorado Housing Finance Authority       1,680,000           --         1,680,000      1,886,220          --          1,886,220
Revenue, 8.250%,
10/1/11
Colorado Housing Finance Authority       1,945,000           --         1,945,000      2,185,558          --          2,185,558
Revenue, 8.250%,
10/1/12
Colorado Housing Finance Authority       2,725,000           --         2,725,000      3,055,161          --          3,055,161
Revenue, Multi-Family
Mortgage, Series A, 8.200%,
10/01/2009
Denver, CO, Urban Renewal                1,000,000           --         1,000,000      1,083,780          --          1,083,780
Authority, Tax Increment Revenue,
Pavilions-Convention, AMT, Series
1989, 7.500%, 09/01/2004
DISTRICT OF COLUMBIA
District of Columbia, Certificate        1,780,000           --         1,780,000      1,852,624          --          1,852,624
of Participation, 6.875%,
1/1/03
District of Columbia, General            2,000,000           --         2,000,000      1,690,780          --          1,690,780
Obligation, Series B, Zero
Coupon, 06/01/2003
District of Columbia, General            3,300,000           --         3,300,000      3,597,330          --          3,597,330
Obligation, Series A, 5.875%,
6/1/05
District of Columbia, General            1,350,000           --         1,350,000      1,429,866          --          1,429,866
Obligation, Series B3, 5.300%,
6/1/05
District of Columbia, General            1,000,000           --         1,000,000      1,074,720          --          1,074,720
Obligation, Series B3, 5.500%,
6/1/07
District of Columbia, General            3,225,000           --         3,225,000      3,464,843          --          3,464,843
Obligation, Series B3, 5.500%,
6/1/08
District of Columbia, Georgetown         2,965,000           --         2,965,000      3,003,486          --          3,003,486
University, Series A,
7.250%, 04/01/2011
District of Columbia, Certificate        1,000,000           --         1,000,000      1,063,830          --          1,063,830
of Participation, 7.300%,
1/1/13
District of Columbia, Water and          5,000,000           --         5,000,000      5,292,450          --          5,292,450
Sewer Authority, Public
Utility Revenue, 5.500%, 10/01/2023

                                      Municipal Bonds     Tax Free      Combined       Municipal
                                         Principal       Principal      Principal        Bonds         Tax Free        Combined
                                        amount ($)       amount ($)    amount ($)      Value ($)      Value ($)       Value ($)
                                     ----------------   -----------    ----------     ------------    ----------     -----------
District of Columbia Water and           3,630,000           --         3,630,000      4,073,223          --          4,073,223
Sewer Authority, Public
Utility Revenue, 6.000%, 10/01/2013
GEORGIA
Burke County, GA, Development            5,000,000           --         5,000,000      5,803,450          --          5,803,450
Authority, Pollution Control
Revenue, Votgle Project, 7.700%,
01/01/2006
Fulton County School District, GA,       2,000,000           --         2,000,000      2,126,420          --          2,126,420
General Obligation,
Series 1998, 5.375%, 01/01/2016
Georgia Municipal Electric               5,000,000           --         5,000,000      5,876,500          --          5,876,500
Authority, Power Revenue, Series
V, 6.500%, 01/01/2012
Georgia Municipal Electricity            3,500,000           --         3,500,000      4,113,550          --          4,113,550
Authority, Power Revenue,
Fourth Crossover, Project No. 1,
Series 1997 X, 6.500%,
1/1/12
ILLINOIS
Central Lake County, IL, Joint           2,445,000           --         2,445,000      1,979,325          --          1,979,325
Action Water Agency,
Refunding, Zero Coupon, 05/01/1904
Chicago, IL, Public Building             4,000,000           --         4,000,000      2,726,160          --          2,726,160
Commission, Capital
Appreciation, ETM, Series 1990 A,
Zero Coupon, 01/01/2008
Chicago, IL, Public Building             2,655,000           --         2,655,000      2,828,823          --          2,828,823
Commission, Building Revenue,
Series A, 5.250%, 12/01/2008
Chicago, IL, General Obligation,         7,200,000           --         7,200,000      7,801,272          --          7,801,272
Emergency Telephone
Systems, 5.600%, 01/01/2009
Chicago, IL, Wastewater                  3,215,000           --         3,215,000      3,405,907          --          3,405,907
Transmission Revenue, 5.375%,
1/1/13
Chicago, IL, General Obligation,         3,750,000           --         3,750,000      4,315,425          --          4,315,425
Series 1996 A2, 6.250%,
1/1/14
Chicago, IL, Motor Fuel Tax              5,000,000           --         5,000,000      5,295,600          --          5,295,600
Revenue, 5.375%, 01/01/2014
Chicago, IL, General Obligation          2,725,000           --         2,725,000      3,131,761          --          3,131,761
Lease, Board of Education,
Series A, 6.250%, 01/01/2015
Chicago, IL, O'Hare International        2,250,000           --         2,250,000      2,233,530          --          2,233,530
Airport, Special
Facilities Revenue, United Airlines
Project, Series A,
5.350%, 09/01/2016

                                      MUNICIPAL BONDS     TAX FREE      COMBINED       MUNICIPAL
                                         PRINCIPAL       PRINCIPAL      PRINCIPAL        BONDS         TAX FREE        COMBINED
                                        AMOUNT ($)       AMOUNT ($)    AMOUNT ($)      VALUE ($)      VALUE ($)       VALUE ($)
                                     ----------------   -----------    ----------     ------------    ----------     -----------
Du-Page, IL, Industrial Development      3,600,000           --         3,600,000      3,627,648          --          3,627,648
Revenue, Weyerhaeuser
Company Project, Series 1983,
8.650%, 11/01/2008
Hoffman Estates, IL, Tax Increment       8,500,000           --         8,500,000      6,169,640          --          6,169,640
Revenue, Capital
Appreciation, Junior Lien, Series
1991, Zero Coupon,
5/15/06
Illinois Development Finance             5,000,000           --         5,000,000      5,569,000          --          5,569,000
Authority, Commonwealth Edison,
Refunding, 5.850%, 01/15/2014
Illinois Educational Facilities          3,100,000           --         3,100,000      2,383,466          --          2,383,466
Authority, Loyola
University, Zero Coupon, 07/01/2005
Illinois Health Facilities               2,500,000           --         2,500,000      2,642,700          --          2,642,700
Authority, University of Chicago
Hospital, Refunding, Series A,
5.500%, 08/15/2008
Illinois Health Facilities               1,725,000           --         1,725,000      1,820,496          --          1,820,496
Authority, Memorial Medical
Certer-Springfield, 5.250%,
10/01/2009
Illinois Health Facilities               1,000,000           --         1,000,000        995,180          --            995,180
Authority, Centegra Health
System, 5.200%, 09/01/2012
Illinois Health Facilities               1,500,000           --         1,500,000      1,583,520          --          1,583,520
Authority, Delnor Community
Hospital, 5.500%, 05/15/2013
Illinois State Sales Tax Revenue,        2,100,000           --         2,100,000      2,455,866          --          2,455,866
Series P, 6.500%,
6/15/13
Northern Illinois University, Board      1,865,000           --         1,865,000      1,444,834          --          1,444,834
of Regents, Zero Coupon,
4/1/05
Northern Illinois University, Board      1,865,000           --         1,865,000      1,414,416          --          1,414,416
of Regents, Zero Coupon,
10/1/05
Northern Illinois University, Board      1,865,000           --         1,865,000      1,375,195          --          1,375,195
of Regents, Zero Coupon,
4/1/06
Northern Illinois University, Board      1,865,000           --         1,865,000      1,345,598          --          1,345,598
of Regents, Zero Coupon,
10/1/06
Northern Illinois University, Board      1,865,000           --         1,865,000      1,306,377          --          1,306,377
of Regents, Zero Coupon,
4/1/07
Northern Illinois University, Board      1,865,000           --         1,865,000      1,277,618          --          1,277,618
of Regents, Zero Coupon,
10/1/07

                                      MUNICIPAL BONDS     TAX FREE      COMBINED       MUNICIPAL
                                         PRINCIPAL       PRINCIPAL      PRINCIPAL        BONDS         TAX FREE        COMBINED
                                        AMOUNT ($)       AMOUNT ($)    AMOUNT ($)      VALUE ($)      VALUE ($)       VALUE ($)
                                     ----------------   -----------    ----------     ------------    ----------     -----------
Oak Lawn, IL, Water and Sewer            1,295,000           --         1,295,000      1,078,826          --          1,078,826
Revenue, Zero Coupon,
10/1/03
Oak Lawn, IL, Water and Sewer            1,295,000           --         1,295,000      1,030,911          --          1,030,911
Revenue, Zero Coupon,
10/1/04
Oak Lawn, IL, Water and Sewer            1,295,000           --         1,295,000        982,763          --            982,763
Revenue, Zero Coupon,
10/1/05
Oak Lawn, IL, Water and Sewer            1,295,000           --         1,295,000        935,508          --            935,508
Revenue, Zero Coupon,
10/1/06
Rosemont, IL, Tax Increment              6,000,000           --         6,000,000      4,740,900          --          4,740,900
Revenue, 12/01/2004
Rosemont, IL, Tax Increment-3,           7,060,000           --         7,060,000      5,316,533          --          5,316,533
Series C, Zero Coupon,
12/1/05
State University Retirement System,      7,000,000           --         7,000,000      5,308,800          --          5,308,800
IL, Special Revenue,
Zero Coupon, 10/01/2005
Will County, IL, Capital                 3,725,000           --         3,725,000      2,677,754          --          2,677,754
Appreciation, School District No.
201-U, Zero Coupon, 12/15/2006
Winnebago County, IL, School             1,675,000           --         1,675,000      1,967,522          --          1,967,522
District No. 122, 6.550%,
6/1/09
Winnebago County, IL, School             1,825,000           --         1,825,000      2,138,152          --          2,138,152
District No. 122, 6.550%,
6/1/10
INDIANA
Indiana Health Facilities Financing        205,000           --           205,000        214,986          --            214,986
Authority, Hospital
Revenue, Tax Exempt Custodian
Receipts Refund, Series 1997
A, 6.000%, 07/01/2001
Indiana Health Facilities Financing        215,000           --           215,000        228,777          --            228,777
Authority, Hospital
Revenue, Tax Exempt Custodian
Receipts Refund, Series 1997
A, 6.000%, 07/01/2002
Indiana Health Facilities Financing        230,000           --           230,000        247,986          --            247,986
Authority, Hospital
Revenue, Series 1990 A, 6.000%,
07/01/2003
Indiana Health Facilities Financing        240,000           --           240,000        261,562          --            261,562
Authority, Hospital
Revenue, Series 1990A, 6.000%,
07/01/2004
Indiana Health Facilities Financing        255,000           --           255,000        280,276          --            280,276
Authority, Hospital
Revenue, Series 1990A, 6.000%,
07/01/2005

                                      MUNICIPAL BONDS     TAX FREE      COMBINED       MUNICIPAL
                                         PRINCIPAL       PRINCIPAL      PRINCIPAL        BONDS         TAX FREE        COMBINED
                                        AMOUNT ($)       AMOUNT ($)    AMOUNT ($)      VALUE ($)      VALUE ($)       VALUE ($)
                                     ----------------   -----------    ----------     ------------    ----------     -----------
Indiana Health Facilities Financing       270,000            --          270,000        298,663           --           298,663
Authority, Hospital
Revenue, Series 1990A, 6.000%,
07/01/2006
Indiana Health Facilities Financing       285,000            --          285,000        316,658           --           316,658
Authority, Hospital
Revenue, Series 1990A, 6.000%,
07/01/2007
Indiana Health Facilities Financing       160,000            --          160,000        178,368           --           178,368
Authority, Hospital
Revenue, Series 1997A, 6.000%,
07/01/2008
Indiana Health Facilities Financing       165,000            --          165,000        183,840           --           183,840
Authority, Hospital
Revenue, Series 1990A, 6.000%,
07/01/2009
Indiana Health Facilities Financing       175,000            --          175,000        195,825           --           195,825
Authority, Hospital
Revenue, Series 1990A, 6.000%,
07/01/2010
Indiana Health Facilities Financing       185,000            --          185,000        206,823           --           206,823
Authority, Hospital
Revenue, Series 1990A, 6.000%,
07/01/2011
Indiana Health Facilities Financing       190,000            --          190,000        213,140           --           213,140
Authority, Hospital
Revenue, Series 1990A, 6.000%,
07/01/2012
Indiana Health Facilities Financing       200,000            --          200,000        224,108           --           224,108
Authority, Hospital
Revenue, Series 1990A, 6.000%,
07/01/2013
Indiana Health Facilities Financing       215,000            --          215,000        241,413           --           241,413
Authority, Hospital
Revenue, Series 1990A, 6.000%,
07/01/2014
Indiana Health Facilities Financing       225,000            --          225,000        252,758           --           252,758
Authority, Hospital
Revenue, Series 1990A, 6.000%,
07/01/2015
Indiana Health Facilities Financing       235,000            --          235,000        264,551           --           264,551
Authority, Hospital
Revenue, Series 1990A, 6.000%,
07/01/2016
Indiana Health Facilities Financing       250,000            --          250,000        280,960           --           280,960
Authority, Hospital
Revenue, Series 1990A, 6.000%,
07/01/2017
Indiana Health Facilities Financing       265,000            --          265,000        297,492           --           297,492
Authority, Hospital
Revenue, Series 1990A, 6.000%,
07/01/2018
Indiana Municipal Power Agency,          1,750,000           --         1,750,000      1,973,370          --          1,973,370
Power Supply System, Series
B, 6.000%, 01/01/2012

                                      MUNICIPAL BONDS     TAX FREE      COMBINED       MUNICIPAL
                                         PRINCIPAL       PRINCIPAL      PRINCIPAL        BONDS         TAX FREE        COMBINED
                                        AMOUNT ($)       AMOUNT ($)    AMOUNT ($)      VALUE ($)      VALUE ($)       VALUE ($)
                                     ----------------   -----------    ----------     ------------    ----------     -----------
Indiana Municipal Power Agency,          8,960,000           --         8,960,000      9,558,170          --          9,558,170
Power Supply System, Series
B, 5.500%, 01/01/2016
Indiana Transportation Finance           5,000,000           --         5,000,000      5,531,500          --          5,531,500
Authority, Highway Revenue,
Series A, 5.750%, 06/01/2012
Rockport, IN, Pollution Control          4,500,000           --         4,500,000      4,792,905          --          4,792,905
Revenue, Series B,
Refunding, 7.600%, 03/01/2016
LOUISIANA
Bastrop, LA, Industrial Development     10,250,000           --        10,250,000     11,062,723          --         11,062,723
Board, Pollution Control
Revenue, International Paper Co.
Project, 6.900%, 03/01/2007
New Orleans, LA, General                 2,500,000           --         2,500,000      1,911,125          --          1,911,125
Obligation, Zero Coupon, 09/01/2005
MARYLAND
Northeast Maryland Waste Disposal        1,595,000           --         1,595,000      1,637,650          --          1,637,650
Authority, Southwest
Resource Recovery System Revenue,
6.900%, 01/01/2000
Northeast Maryland Waste Disposal        3,440,000           --         3,440,000      3,947,641          --          3,947,641
Authority, Southwest
Resource Recovery System Revenue,
7.200%, 01/01/2006
Northeast Maryland Waste Disposal        3,390,000           --         3,390,000      3,890,262          --          3,890,262
Authority, Southwest
Resource Recovery System Revenue,
7.200%, 01/01/2007
MASSACHUSETTS
Massachusetts Bay Transportation         2,500,000           --         2,500,000      2,883,250          --          2,883,250
Authority, General
Transportation System, Series B,
6.200%, 03/01/2016
Massachusetts College Building           4,110,000           --         4,110,000      5,164,256          --          5,164,256
Authority Project, Series A,
7.500%, 05/01/2010
Massachusetts College Building           3,750,000           --         3,750,000      4,801,838          --          4,801,838
Authority Project, Series A,
7.500%, 05/01/2014
Massachusetts Health & Educational       3,000,000           --         3,000,000      3,446,790          --          3,446,790
Facilities Authority,
Massachusetts General Hospital,
Series F, 6.250%, 07/01/2012
Massachusetts Water Resource             2,625,000           --         2,625,000      3,043,976          --          3,043,976
Authority, Series A, 6.500%,
7/15/09
Massachusetts Water Resource            13,445,000           --        13,445,000     15,811,589          --         15,811,589
Authority, Series A, 6.500%,
7/15/19

                                      MUNICIPAL BONDS     TAX FREE      COMBINED       MUNICIPAL
                                         PRINCIPAL       PRINCIPAL      PRINCIPAL        BONDS         TAX FREE        COMBINED
                                        AMOUNT ($)       AMOUNT ($)    AMOUNT ($)      VALUE ($)      VALUE ($)       VALUE ($)
                                     ----------------   -----------    ----------     ------------    ----------     -----------
Massachusetts Water Resource            10,000,000           --        10,000,000     11,290,900          --          11,290,900
Authority, General Revenue,
Series C, 6.000%, 12/01/2011
MICHIGAN
Detroit, MI, General Obligation,         1,000,000           --         1,000,000      1,051,160          --          1,051,160
City School District,
Series 1998 C, 5.250%, 05/01/2014
Michigan State Trunk Line,               3,000,000           --         3,000,000      3,162,900          --          3,162,900
Refunding, Series 1998 A, 5.250%,
11/1/13
Wayne Charter County, MI, Airport        3,165,000           --         3,165,000      3,313,945          --          3,313,945
Revenue, Series 1998 B,
5.250%, 12/01/2012
MONTANA
Single-Family Revenue, Series A,         2,085,000           --         2,085,000        603,274          --            603,274
Zero Coupon, 06/01/2010
NEBRASKA
Scotts Bluff County Hospital             1,375,000           --         1,375,000      1,321,609          --          1,321,609
Authority No. 1, West Medical
Center, Series 1998, 5.125%,
11/15/2019
NEVADA
Clark County, NV, School District,       5,000,000           --         5,000,000      5,187,700          --          5,187,700
General Obligation,
5.250%, 06/15/2013
Nevada State Housing Division,           3,695,000           --         3,695,000      3,869,182          --          3,869,182
Single Family Mortgage
Revenue, Series R, 5.950%,
10/01/2011
NEW HAMPSHIRE
New Hampshire State Housing Finance      1,520,000           --         1,520,000      1,668,823          --          1,668,823
Authority, Single Family
Revenue, AMT, Series 1997 C,
5.900%, 07/01/2019
NEW YORK
Long Island Power Authority,             2,000,000           --         2,000,000      1,980,100          --          1,980,100
Electric Systems Revenue,
Series 1998A, 5.000%, 12/01/2018
Long Island, NY, Power Authority,        1,000,000           --         1,000,000      1,000,000          --          1,000,000
Series 6, 5.250%,
5/1/33
Metropolitan Transportation              1,595,000           --         1,595,000      1,726,029          --          1,726,029
Authority of New York, Transit
Facilities Revenue, 7.000%,
07/01/2002
Metropolitan Transportation              3,500,000           --         3,500,000      3,612,525          --          3,612,525
Authority of New York, Transit
Facilities Revenue, Series 1998 C,
5.125%, 07/01/2013
Metropolitan Transportation              6,775,000           --         6,775,000      7,462,730          --          7,462,730
Authority of New York, Transit
Facilities Revenue, Series O,
5.750%, 07/01/2013

                                      MUNICIPAL BONDS     TAX FREE      COMBINED       MUNICIPAL
                                         PRINCIPAL       PRINCIPAL      PRINCIPAL        BONDS         TAX FREE        COMBINED
                                        AMOUNT ($)       AMOUNT ($)    AMOUNT ($)      VALUE ($)      VALUE ($)       VALUE ($)
                                     ----------------   -----------    ----------     ------------    ----------     -----------
New York City, NY, General                 255,000           --           255,000        271,621          --            271,621
Obligation, Series 1990 H,
7.250%, 08/01/2001
New York City, NY, General               2,005,000           --         2,005,000      2,129,992          --          2,129,992
Obligation, Series H, 7.200%,
8/1/01
New York City, NY, General                 280,000           --           280,000        287,577          --            287,577
Obligation, Unrefunded Balance,
Series 1989 D, 7.000%, 08/01/2002
New York City, NY, General                 935,000           --           935,000        960,301          --            960,301
Obligation, Unrefunded Balance,
Series 1989 D, 7.000%, 08/01/2002
New York City, NY, General               1,125,000           --         1,125,000      1,154,858          --          1,154,858
Obligation, Unrefunded Balance,
Series 1989 D, 7.000%, 08/01/2002
New York City, NY, General               3,000,000           --         3,000,000      3,318,870          --          3,318,870
Obligation, Series B, 6.750%,
8/15/03
New York City, NY, General               6,500,000           --         6,500,000      7,244,575          --          7,244,575
Obligation, Series 1995 E,
6.600%, 08/01/2004
New York City, NY, General               5,000,000           --         5,000,000      5,404,000          --          5,404,000
Obligation, Series A, 6.375%,
8/1/04
New York City, NY, General               3,425,000           --         3,425,000      3,725,407          --          3,725,407
Obligation, Series B, 6.000%,
8/15/04
New York City, NY, General                 485,000           --           485,000        529,669          --            529,669
Obligation, Series H, 7.000%,
2/1/05
New York City, NY, General               7,000,000           --         7,000,000      7,802,760          --          7,802,760
Obligation, Series 1995 E,
6.500%, 02/15/2005
New York City, NY, General               2,000,000           --         2,000,000      2,331,740          --          2,331,740
Obligation, Series 1996 G,
6.750%, 02/01/2009
New York City, NY, General               1,400,000           --         1,400,000      1,400,000          --          1,400,000
Obligation, Variable Rate,
4.100%, 08/01/2017
New York City, NY, General               3,510,000           --         3,510,000      3,866,090          --          3,866,090
Obligation, Series B, 6.100%,
8/15/05
New York State Dormitory Authority,      4,000,000           --         4,000,000      4,331,800          --          4,331,800
City University System,
Consolidated Revenue, Series A,
5.750%, 07/01/2006
New York State Dormitory Authority,      3,000,000           --         3,000,000      3,297,660          --          3,297,660
City University System,
Consolidated Revenue, Series A,
5.750%, 07/01/2006
New York State Dormitory Authority,      3,085,000           --         3,085,000      3,340,901          --          3,340,901
City University System,
Consolidated Revenue, Series E,
5.750%, 07/01/2006

                                      MUNICIPAL BONDS     TAX FREE      COMBINED       MUNICIPAL
                                         PRINCIPAL       PRINCIPAL      PRINCIPAL        BONDS         TAX FREE        COMBINED
                                        AMOUNT ($)       AMOUNT ($)    AMOUNT ($)      VALUE ($)      VALUE ($)       VALUE ($)
                                     ----------------   -----------    ----------     ------------    ----------     -----------
New York State Dormitory Authority,      2,000,000           --         2,000,000      2,119,340          --          2,119,340
City University System,
Consolidated Revenue, Series F,
5.375%, 07/01/2007
New York State Medical Care              2,965,000           --         2,965,000      3,109,010          --          3,109,010
Facilities, Finance Agency
Revenue, Mount Sinai Hospital,
5.950%, 08/15/2009
New York State Thruway Authority,        2,000,000           --         2,000,000      2,100,660          --          2,100,660
Service Contract Revenue,
Series 1998 A2, 5.250%, 04/01/2012
New York Triborough Bridge and           8,605,000           --         8,605,000      8,915,899          --          8,915,899
Tunnel Authority, Special
Obligation, Series 1998 A, 5.125%,
01/01/2013
Onondaga County, NY, Industrial          3,500,000           --         3,500,000      3,636,570          --          3,636,570
Development Agency, Solid
Waste Disposal Facility, Solvay
Paperboard LLC, Series 1998,
7.000%, 11/01/2030
Port Authority of New York & New         2,000,000           --         2,000,000      2,211,820          --          2,211,820
Jersey, Special Obligation
Revenue, Series 1996, 7.000%,
10/01/2007
NORTH CAROLINA
North Carolina Municipal Power           8,500,000           --         8,500,000      9,053,350          --          9,053,350
Agency No. 1, Catawba
Electric Revenue, 5.250%, 01/01/2009
OHIO
Ohio Water Development Authority,        4,890,000           --         4,890,000      5,015,135          --          5,015,135
Pollution Control Revenue,
Ohio Edison Company Project, Series
1989 A, 7.625%,
7/1/23
OKLAHOMA
Oklahoma Development Financial           2,500,000           --         2,500,000      2,493,800          --          2,493,800
Authority, Revenue Bond,
Hillcrest Health Center Inc.,
5.625%, 08/15/2019
PENNSYLVANIA
Allegheny County, PA, Airport               --           1,500,000      1,500,000         --          1,634,204       1,634,204
Revenue, Pittsburgh
International Airport, Series 1997
A, AMT, 5.750%, 01/01/2013
Allegheny County, PA, Higher                --           2,000,000      2,000,000         --          2,154,500       2,154,500
Education Building Authority,
Series 1993 A, 5.800%, 06/01/2013
Allegheny County, PA, Sanitary              --             500,000        500,000         --            503,610         503,610
Authority, Sewer Revenues,
Series 1986 B, Prerefunded 6/1/99,
7.500%, 12/01/2016

                                      MUNICIPAL BONDS     TAX FREE      COMBINED       MUNICIPAL
                                         PRINCIPAL       PRINCIPAL      PRINCIPAL        BONDS         TAX FREE        COMBINED
                                        AMOUNT ($)       AMOUNT ($)    AMOUNT ($)      VALUE ($)      VALUE ($)       VALUE ($)
                                     ----------------   -----------    ----------     ------------    ----------     -----------
Armstrong County, PA, Hospital              --           1,000,000      1,000,000         --          1,079,210       1,079,210
Authority, St. Frances
Medical Center, Series 1997 A,
6.250%, 06/01/2013
Berks County, PA, Municipal                 --           1,000,000      1,000,000         --          1,087,090       1,087,090
Authority Hospital Revenue,
Reading Hospital and Medical Center
Project, 5.500%,
10/1/08
Berks County, PA, Municipal                 --           1,000,000      1,000,000         --          1,090,040       1,090,040
Authority Hospital Revenue,
Reading Hospital Medical Center
Project, 5.700%, 10/01/2014
Bethlehem, PA, Water Revenue,               --           1,000,000      1,000,000         --          1,066,340       1,066,340
Series 1992, Prerefunded
11/15/01, 6.250%, 11/15/2001
Blair County, PA, Hospital                  --           1,500,000      1,500,000         --          1,594,185       1,594,185
Authority, Series 1998 A,
5.500%, 07/01/2011
Bucks County, PA, Water and Sewer           --             425,000        425,000         --            470,097         470,097
Authority Revenue, ETM,
Series 1977, 6.375%, 12/01/2008
Clearfield, PA, Hospital Authority          --           1,450,000      1,450,000         --          1,563,782       1,563,782
Revenue, Series 1994
6.875%, 06/01/2016
Delaware County, PA, General                --           2,500,000      2,500,000         --          2,560,400       2,560,400
Obligation, Series 1999, 5.125%,
10/1/14
Delaware County, PA, White Horse            --           1,000,000      1,000,000         --          1,039,500       1,039,500
Village, Series 1996 A,
6.600%, 07/01/2006
Delaware County, PA, Mercy Health           --           1,500,000      1,500,000         --          1,650,360       1,650,360
Corporation of Southeastern
Pennsylvania, Series B, 6.000%,
11/15/2007
Delaware County, PA, Hospital               --           1,750,000      1,750,000         --          1,837,220       1,837,220
Authority Revenue, Delaware
County Memorial Hospital, Series
1995, 5.500%, 08/15/2013
Erie County, PA, Industrial                 --           1,000,000      1,000,000         --          1,033,840       1,033,840
Development Authority, Pollution
Control Revenue, Series 1997, 5.3%,
4/1/2012
Erie County, PA, Prison Authority,          --           1,000,000      1,000,000         --          1,065,460       1,065,460
Series 1991, Prerefunded
11/1/01, 6.250%, 11/01/2001
Gettysburgh, PA, Gettysburgh                --           1,020,000      1,020,000         --          1,089,095       1,089,095
College, Series 1998, 5.375%,
8/15/13

                                      MUNICIPAL BONDS     TAX FREE      COMBINED       MUNICIPAL
                                         PRINCIPAL       PRINCIPAL      PRINCIPAL        BONDS         TAX FREE        COMBINED
                                        AMOUNT ($)       AMOUNT ($)    AMOUNT ($)      VALUE ($)      VALUE ($)       VALUE ($)
                                     ----------------   -----------    ----------     ------------    ----------     -----------
Harrisburg, PA:
   Series 1997 F, Zero Coupon,              --           1,770,000      1,770,000         --            940,596         940,596
03/15/2012
   Series 1997 D, Zero Coupon,              --           1,000,000      1,000,000         --            549,850         549,850
09/15/2011
Indiana County, PA, Industrial              --           1,000,000      1,000,000         --          1,075,100       1,075,100
Development Authority,
Pollution Control Revenue, Series
1995, 5.35%, 11/1/2010
Lancaster, PA, General Obligation,          --           1,780,000      1,780,000         --          1,833,311       1,833,311
Series 1998 A, 5.250%,
5/1/15
Latrobe, PA, St. Vincent College,           --           1,000,000      1,000,000         --          1,021,320       1,021,320
Series 1998, 5.375%, 5/1/2013
Lebanon County, PA, Hospital                --             600,000        600,000         --            628,998         628,998
Authority Revenue
Series 1989 B, Prerefunded 11/1/99,
8.250%, 11/1/2018
Lehigh County, PA, Health                   --           1,315,000      1,315,000         --          1,319,392       1,319,392
Facilities Finance Authority,
Series 1998 C, 5%, 7/1/2013
Luzerne County, PA, Flood                   --           1,400,000      1,400,000         --          1,448,790       1,448,790
Protection Authority, Series 1998 A,
5.250%, 01/15/2013
Montgomery County, PA, Multi-Family         --           1,500,000      1,500,000         --          1,566,060       1,566,060
Housing Revenue,
Series 1993 A, 6.375%, 7/1/2012
Pennsylvania Convention Center              --           2,200,000      2,200,000         --          2,486,352       2,486,352
Authority, Series 1989 A, ETM
6.000%, 09/01/2009
Pennsylvania General Obligation:
   Series 1993, 10.000%, 04/15/2002         --           2,500,000      2,500,000         --          2,940,050       2,940,050
   Series 1992, 6.250%, 07/01/2010          --           1,000,000      1,000,000         --          1,152,120       1,152,120
Pennsylvania Higher Education
Facilities Authority:
 Series 1996 A, 5.600%, 11/15/2010          --           2,480,000      2,480,000         --          2,504,527       2,504,527
 Temple University, Series 1998,            --           1,525,000      1,525,000         --          1,591,078       1,591,078
5.250%, 04/01/2013
Pennsylvania Housing Finance
Agency, Single Family Mortgage
Revenue:
 Series 1992, 6.850%, 10/1/2009             --             840,000        840,000         --            894,617         894,617
 Series 1991, 7.150%, 4/1/2015              --             865,000        865,000         --            912,817         912,817
Pennsylvania Intergovernmental              --           1,000,000      1,000,000         --          1,092,510       1,092,510
Cooperation Authority, Special
Tax Revenue, City of Philadelphia,
Prerefunded 6/15/2002, 6.80%,
6/15/12
Pennsylvania State Turnpike                 --           4,190,000      4,190,000         --          4,400,506       4,400,506
Commission, Series 1998 A, 5.25%,
12/1/12
Philadelphia, PA, Airport Revenue,          --           2,000,000      2,000,000         --          2,080,920       2,080,920
Series 1998 A, AMT,
5.25%, 7/1/2011

                                      MUNICIPAL BONDS     TAX FREE      COMBINED       MUNICIPAL
                                         PRINCIPAL       PRINCIPAL      PRINCIPAL        BONDS         TAX FREE        COMBINED
                                        AMOUNT ($)       AMOUNT ($)    AMOUNT ($)      VALUE ($)      VALUE ($)       VALUE ($)
                                     ----------------   -----------    ----------     ------------    ----------     -----------
Philadelphia, PA, Gas Works                 --           1,455,000      1,455,000         --          1,518,991       1,518,991
Revenue, Series 1998 A,
5.375%, 7/1/2012
Philadelphia, PA, General
Obligation:
 School District, Series 1995 A,            --           1,000,000      1,000,000         --          1,146,010       1,146,010
6.250%, 09/01/2009
 School District, Series 1998 A,            --           1,000,000      1,000,000         --          1,041,860       1,041,860
5.250%, 04/01/2012
 Series 1987 A, 11.5%, 8/1/1999             --             710,000        710,000         --            729,120         729,120
 Series 1998, 5.125%, 5/15/2012             --           2,000,000      2,000,000         --          2,055,400       2,055,400
 Series 1998, 5.25%, 3/15/2014              --           1,000,000      1,000,000         --          1,033,190       1,033,190
Philadelphia, PA, Hospital and
Higher Education Facilities
Authority:
 Children's Seashore House, Series          --           1,000,000      1,000,000         --          1,086,350       1,086,350
1992 A, 7%, 08/15/2012
 Albert Einstein Medical Center,            --             275,000        275,000         --            275,000         275,000
Series 1989, 7.5%, 4/1/1999
Philadelphia, PA, Industrial
Development Authority:
 Baptist Home of Philadelphia,              --           1,000,000      1,000,000         --            950,670         950,670
Series 1998 A, 5.5%, 11/15/2018
 Doubletree Suites, Series 1997,            --           1,000,000      1,000,000         --          1,064,140       1,064,140
6.5%, 10/1/2027
Philadelphia, PA, Municipal                 --           1,000,000      1,000,000         --          1,067,030       1,067,030
Authority, Series 1993 A, 5.625%,
11/15/14
Philadelphia, PA, Port Authority            --           2,000,000      2,000,000         --          2,170,960       2,170,960
Lease Revenue, Series 1993,
6.2%, 9/1/2013
Philadelphia, PA, Water and
Wastewater Revenue:
 Series 1993, 5.625%, 6/15/2008             --           2,000,000      2,000,000         --          2,180,500       2,180,500
 Series 1993, 5.625%, 6/15/2009             --           2,000,000      2,000,000         --          2,185,780       2,185,780
 Series 1995, 6.25%, 8/1/2010               --           1,000,000      1,000,000         --          1,146,290       1,146,290
Pittsburgh, PA, General Obligation,         --           1,500,000      1,500,000         --          1,620,210       1,620,210
Series 1993 A, 5.500%,
9/1/14
Pittsburgh, PA, Water and Sewer             --             150,000        150,000         --            183,209         183,209
System Revenue, Series 1986,
7.25%, 9/1/1914
Somerset County, PA, General                --           1,000,000      1,000,000         --          1,064,430       1,064,430
Authority, Series 1991,
Prerefunded 10/15/01, 6.250%,
10/15/2011
Southeastern, PA, Transportation            --           1,000,000      1,000,000         --          1,024,910       1,024,910
Authority, Pennsylvania
Special Revenue, Series 1999 B,
5.250%, 03/01/2017

                                      MUNICIPAL BONDS     TAX FREE      COMBINED       MUNICIPAL
                                         PRINCIPAL       PRINCIPAL      PRINCIPAL        BONDS         TAX FREE        COMBINED
                                        AMOUNT ($)       AMOUNT ($)    AMOUNT ($)      VALUE ($)      VALUE ($)       VALUE ($)
                                     ----------------   -----------    ----------     ------------    ----------     -----------
Union County, PA, Higher Education          --           1,000,000      1,000,000         --          1,072,840       1,072,840
Facilities Finance Authority,
Series 1992, 6.2%, 4/1/2007
University Area, PA, Sewer Revenue,         --           1,750,000      1,750,000         --          1,847,475       1,847,475
5.250%, 11/01/2014
Wilson, PA, School District,                --           2,000,000      2,000,000         --          1,257,140       1,257,140
General Obligation, Series 1993,
Zero Coupon, ETM, 5/15/2009
Yough, PA, School District, General         --           1,145,000      1,145,000         --            572,328         572,328
Obligation, Series 1992,
Zero Coupon, ETM, 10/01/2013
RHODE ISLAND
Rhode Island Convention Center           5,750,000           --         5,750,000      5,610,505          --          5,610,505
Authority, Series B, 5.000%,
5/15/20
TENNESSEE
Knox County, TN, Health, Education       3,250,000           --         3,250,000      3,935,913          --          3,935,913
& Housing Facilities
Board, Hospital Facilities Revenue,
Fort Sanders Alliance,
7.250%, 01/01/2009
TEXAS
Austin, TX, Combined Utility             2,890,000           --         2,890,000      2,451,616          --          2,451,616
Systems Revenue, Series A,
5/15/03
Austin, TX, Independent School           2,000,000           --         2,000,000      2,044,800          --          2,044,800
District, Series 1998,
5.000%, 08/01/2015
Austin, TX, Bergstrom Landhost           4,000,000           --         4,000,000      4,032,640          --          4,032,640
Enterprises Inc., Airport
Hotel, Series A, 6.750%, 04/01/2027
Dallas-Fort Worth, TX, Airport           4,500,000           --         4,500,000      5,245,335          --          5,245,335
Revenue, 7.375%, 11/01/2009
Dallas-Fort Worth, TX, Airport           2,390,000           --         2,390,000      2,838,125          --          2,838,125
Revenue, 7.800%, 11/01/2007
Dallas-Fort Worth, TX, Airport          14,250,000           --        14,250,000     15,200,760          --         15,200,760
Revenue, American Airlines,
AMT, 7.500%, 11/01/2025
Harris County, TX, Toll Road             4,050,000           --         4,050,000      3,248,019          --          3,248,019
Authority, Zero Coupon,
8/15/04
Harris County, TX, AMT, Series           3,070,000           --         3,070,000      3,292,452          --          3,292,452
1998, 5.500%, 08/15/2006
Harris County, TX, Health                3,000,000           --         3,000,000      3,410,190          --          3,410,190
Facilities, Texas Medical Center
Project, Series 1996, 6.250%,
05/15/2010
Houston, TX, Water and Sewer System     15,000,000           --        15,000,000     11,332,650          --         11,332,650
Authority, Series C,
Zero Coupon, 12/01/2005

                                      MUNICIPAL BONDS     TAX FREE      COMBINED       MUNICIPAL
                                         PRINCIPAL       PRINCIPAL      PRINCIPAL        BONDS         TAX FREE        COMBINED
                                        AMOUNT ($)       AMOUNT ($)    AMOUNT ($)      VALUE ($)      VALUE ($)       VALUE ($)
                                     ----------------   -----------    ----------     ------------    ----------     -----------
Houston, TX, Water Conveyance            2,500,000           --         2,500,000      2,779,300          --          2,779,300
System Contract, Certificate
of Participation, Series J, 6.125%,
12/15/2005
Houston, TX, Water and Sewer System      3,400,000           --         3,400,000      2,321,792          --          2,321,792
Authority, Series C,
Zero Coupon, 12/01/2007
Lower Colorado River Authority, TX,      8,900,000           --         8,900,000      7,666,015          --          7,666,015
Refunding, Zero Coupon,
1/1/03
San Antonio, TX, Airport Systems         1,695,000           --         1,695,000      1,858,686          --          1,858,686
Revenue, Refunding, 7.000%,
7/1/02
San Antonio, TX, Electric and Gas        7,000,000           --         7,000,000      5,477,150          --          5,477,150
Revenue, Refunding, Series
A, Zero Coupon, 02/01/2005
San Antonio, TX, Electric and Gas        5,000,000           --         5,000,000      3,912,250          --          3,912,250
Revenue, Refunding, Series
A, Zero Coupon, 02/01/2005
San Antonio, TX, Electric and Gas        2,000,000           --         2,000,000      2,073,500          --          2,073,500
Revenue, Refunding, Series
A, 5.250%, 02/01/2013
Texas Municipal Power Agency,            5,150,000           --         5,150,000      2,686,395          --          2,686,395
Series 1989, 09/01/2012
UTAH
Intermountain Power Agency, UT,          3,000,000           --         3,000,000      3,154,470          --          3,154,470
Power Supply Revenue, Series
1993, 5.550%, 07/01/2011
Intermountain Power Agency, UT,          4,000,000           --         4,000,000      4,153,200          --          4,153,200
Power Supply Revenue, Series
C, 5.250%, 07/01/2014
Salt Lake City, UT, Hospital             1,500,000           --         1,500,000      1,697,595          --          1,697,595
Revenue, Intermountain Health
Care, Inversed Inflow, 5.660%,
02/15/2012
Utah Associated Municipal Power          5,700,000           --         5,700,000      4,809,945          --          4,809,945
System, Refunding, Hunter
Project, 07/01/2003
Utah Intermountain Power Agency,         7,000,000           --         7,000,000      7,217,770          --          7,217,770
Power Supply Revenue,
Refunded, Series A, 5.250%,
07/01/2014
VIRGIN ISLANDS
Virgin Islands, Public Finance           1,500,000           --         1,500,000      1,572,360          --          1,572,360
Authority, Matching Fund Loan
Notes, Senior Lien, Series C,
5.500%, 10/01/2008
Virgin Islands, Public Finance              --           1,500,000      1,500,000         --          1,699,695       1,699,695
Authority, Matching Fund Loan
Notes, Series A, 7.250%, 10/01/2018

                                      MUNICIPAL BONDS     TAX FREE      COMBINED       MUNICIPAL
                                         PRINCIPAL       PRINCIPAL      PRINCIPAL        BONDS         TAX FREE        COMBINED
                                        AMOUNT ($)       AMOUNT ($)    AMOUNT ($)      VALUE ($)      VALUE ($)       VALUE ($)
                                     ----------------   -----------    ----------     ------------    ----------     -----------
VIRGINIA
Virginia Beach, VA, Development          3,000,000           --         3,000,000      3,030,630          --          3,030,630
Authority, VA Beach General
Hospital Project, 5.125%, 02/15/2018
Virginia Peninsula Ports Authority,      2,735,000           --         2,735,000      2,807,231          --          2,807,231
Riverside Health System
Project, Refunded, 5.250%,
07/01/2012
WASHINGTON
Seattle, WA, Port Revenue, Series        1,460,000           --         1,460,000      1,531,598          --          1,531,598
1998, 5.375%, 08/01/2013
Seattle, WA, Port Revenue, Series        1,805,000           --         1,805,000      1,884,637          --          1,884,637
1998, 5.375%, 08/01/2014
Washington Health Care Facilities        2,000,000           --         2,000,000      2,151,740          --          2,151,740
Authority, Franciscan
Health System - St. Joseph's
Hospital, 5.400%, 01/01/2007
Washington Health Care Facilities        2,645,000           --         2,645,000      2,855,119          --          2,855,119
Authority, Franciscan
Health System - St. Joseph's
Hospital, 5.400%, 01/01/2008
Washington Health Care Facilities        4,865,000           --         4,865,000      5,383,901          --          5,383,901
Authority, Empire Health
Services-Spokane, 5.800%, 11/01/2008
Washington Public Power Supply           7,000,000           --         7,000,000      7,808,360          --          7,808,360
System Nuclear Project No. 2,
Refunding , Series A, 6.000%,
07/01/2007
Washington Public Power Supply             750,000           --           750,000        796,103          --            796,103
System, Nuclear Project No.
3, Refunding, Series B, 7.375%,
07/01/2004
Washington Public Power Supply           7,000,000           --         7,000,000      8,258,180          --          8,258,180
System, Nuclear Project No.
2, Refunding, Series A, 7.250%,
07/01/2006
Washington Public Power Supply           5,000,000           --         5,000,000      5,245,800          --          5,245,800
System, Nuclear Project No.
Refunding, Series B, Prerefunded,
7.250%, 01/01/2000
Washington Public Power Supply          11,925,000           --        11,925,000     10,499,724          --         10,499,724
System, Nuclear Project No.
3, Refunding, Series B, Zero
Coupon, 07/01/2002
Washington Public Power Supply           5,555,000           --         5,555,000      4,057,539          --          4,057,539
System, Nuclear Project No.
3, Refunding, Series B, Zero
Coupon, 07/01/2006
Washington Public Power Supply           8,570,000           --         8,570,000      5,946,123          --          5,946,123
System, Nuclear Project No.
1, Refunding, Series A, Zero
Coupon, 07/01/2007
Washington Public Power Supply           3,000,000           --         3,000,000      3,282,210          --          3,282,210
System, Nuclear Project No.
3, Refunding, Series 1993 B,
5.650%, 07/01/2008

                                      MUNICIPAL BONDS     TAX FREE      COMBINED       MUNICIPAL
                                         PRINCIPAL       PRINCIPAL      PRINCIPAL        BONDS         TAX FREE        COMBINED
                                        AMOUNT ($)       AMOUNT ($)    AMOUNT ($)      VALUE ($)      VALUE ($)       VALUE ($)
                                     ----------------   -----------    ----------     ------------    ----------     -----------
Washington Public Power Supply          12,350,000           --        12,350,000     14,999,569          --         14,999,569
System, Nuclear Project No.
1, Refunding, Series 1990 B,
7.250%, 07/01/2009
Washington Public Power Supply           1,380,000           --         1,380,000      1,007,993          --          1,007,993
System,, Nuclear Project No.
3, Refunding, Series A, Zero
Coupon, 07/01/2006
Washington State,, General               4,210,000           --         4,210,000      4,388,167          --          4,388,167
Obligation, Series 1998 A,
5.250%, 07/01/2012
WISCONSIN
Green Bay, WI, Industrial                1,700,000           --         1,700,000      1,730,940          --          1,730,940
Development Revenue, Weyerhaeuser
Company Project, Series A, 9.000%,
09/01/2006
Wisconsin Health and Educational         1,500,000           --         1,500,000      1,557,630          --          1,557,630
Facilities Authority,
Hospital Sisters Inc., 5.375%,
06/01/2013
WYOMING
Wyoming Community Development            3,000,000           --         3,000,000      3,106,279          --          3,106,279
Authority, Single Family
Mortgage Revenue, Series A, 5.850%,
06/01/2013
PUERTO RICO
Puerto Rico Public Building                 --           1,000,000      1,000,000         --          1,167,550       1,167,550
Authority, Series 1995 A, 6.25%
7/1/13

Long-Term Municipal Investments                                                      711,357,461     84,118,925     795,476,386
Total

TOTAL INVESTMENT PORTFOLIO - 100%                                                   $730,400,021    $84,118,925    $814,518,946
(Cost $661,764,182,
$80,164,790, and $741,928,972,
respectively)

                                     PART C

                                OTHER INFORMATION

ITEM 15.  INDEMNIFICATION

         A policy of insurance covering Scudder Kemper Investments, Inc., its subsidiaries including Scudder Investor Services, Inc., and all of the registered investment companies advised by Scudder, Stevens & Clark, Inc. insures the Registrant's Trustees and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

         Article IV, Sections 4.1-4.3 of Registrant's Declaration of Trust provide as follows:

         Section 4.1. NO PERSONAL LIABILITY OF SHAREHOLDERS, TRUSTEES, ETC. No Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust. No Trustee, officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than to the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust, save only that arising from bad faith, willful misfeasance, gross negligence or reckless disregard of his duties with respect to such Person; and all such Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. If any Shareholder, Trustee, officer, employee, or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability of the Trust, he shall not, on account thereof, he held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities, to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The indemnification and reimbursement required by the preceding sentence shall be made only out of the assets of the one or more series of which the Shareholder who is entitled to indemnification or reimbursement was a Shareholder at the time the act or event occurred which gave rise to the claim against or liability of said Shareholder. The rights accruing to a Shareholder under this Section 4.1 shall not impair any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein.

         Section 4.2. NON-LIABILITY OF TRUSTEES, ETC. No Trustee, officer, employee or agent of the Trust shall be liable to the Trust, its Shareholders, or to any Shareholder, Trustee, officer, employee, or agent thereof for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his own bad faith, willful misfeasance, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Section 4.3.  MANDATORY INDEMNIFICATION.

        (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                  (i) every person who is, or has been, a Trustee or officer of the Trust shall be indemnified by the Trust to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                  (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative, or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

        (b) No indemnification shall be provided hereunder to a Trustee or officer:

                  (i) against any liability to the Trust, a series thereof, or the Shareholders by reason of a final adjudication by a court or other body before which a proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                  (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust;

                  (iii) in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(i)(b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

                           (A) by the court or other body approving the settlement or other disposition; or

                           (B) based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (x) vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or (y) written opinion of independent legal counsel.

        (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person. Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust other than Trustees and officers may be entitled by contract or otherwise under law.

        (d) Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3 provided that either:

                  (i) such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust shall be insured against losses arising out of any such advances; or

                  (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification. As used in this Section 4.3, a "Disinterested Trustee" is one who is not (i) an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), or (ii) involved in the claim, action, suit or proceeding.

ITEM 16.  EXHIBITS

        1.        (a)      Amended and Restated Declaration of Trust dated
December 8, 1987. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A.)

                  (b) Amendment to Amended and Restated Declaration of Trust dated December 11, 1990. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A.)

                  (c) Instrument dated October 29, 1986 Establishing and Designating an Additional Series of Shares. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A.)

                  (d) Establishment and Designation of Series dated November 6, 1987. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A.)

        2.        (a)      By-laws of the Registrant dated September 24, 1976 as
amended through December 31, 1979. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A.)

                  (b) Amendment to the By-laws of the Registrant as amended through December 8, 1987. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A.)

                  (c) Amendment to the By-laws of Registrant dated August 13, 1991. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A.)

                  (d) Amendment to the By-laws of Registrant dated December 10, 1991. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A.)

        3.        Not applicable.

        4. Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A.

        5.        Not applicable.

        6.        (a)      Investment Management Agreement between the
Registrant (on behalf of Scudder Managed Municipal Bonds) and Scudder Kemper Investments, Inc. dated September 7, 1998. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A.)

                  (b) Investment Management Agreement between the Registrant (on behalf of Scudder High Yield Tax Free Fund) and Scudder Kemper Investments, Inc. dated September 7, 1998. (Incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A.)

        7. Underwriting Agreement between the Registrant and Scudder Investor Services, Inc. dated September 7, 1988. (Incorporated by reference to Exhibit (e) to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A.)

        8.        Not applicable.

        9. (a) Custodian Contract between the Registrant and State Street Bank and Trust Company dated March 17, 1980. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A.)

                  (b) Fee schedule for Exhibit 9(a). (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A.)

                  (c) Amendment No. 1 to the Custodian Contract between the Registrant and State Street Bank and Trust Company dated March 17, 1980. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A.)

                  (d) Amendment to the Custodian Contract between the Registrant and State Street Bank and Trust Company dated August 9, 1988. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A.)

                  (e) Amendment to the Custodian Contract between the Registrant and State Street Bank and Trust Company dated December 11, 1990. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A.)

                  (f) Subcustodian Agreement and Fee Schedule between State Street Bank and Trust Company and The Bank of New York, London office, dated December 31, 1978. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A.)

                  (g) Subcustodian Agreement between Irving Trust Company and State Street Bank dated November 30, 1987. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A.)

                  (h) Subcustodian Agreement between State Street Bank and Trust Company and Morgan Guaranty Trust Company of New York dated November 25, 1985. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A.)

                  (i) Subcustodian Agreement between Chemical Bank and State Street Bank and Trust Company dated May 31, 1988. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A.)

                  (j) Subcustodian Agreement between Security Pacific National Bank and Trust Company (New York) and State Street Bank and Trust Company dated February 18, 1988. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A.)

                  (k) Subcustodian Agreement between Bankers Trust Company and State Street Bank and Trust Company dated August 15, 1989. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement on Form N-1A.)

                  (l) Fee Schedule for Exhibit 9(a). (Incorporated by reference to Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A.)

        10.       Not applicable.

        11.       Opinion and Consent of Willkie Farr & Gallagher is filed
HEREWITH.

        12. Form of opinion and consent of Willkie Farr & Gallagher supporting the tax matters and consequences to shareholders discussed in the prospectus IS FILED HEREWITH.

        PURSUANT TO THE UNDERTAKING MADE IN ITEM 17 OF THE REGISTRATION STATEMENT, THE FINAL TAX OPINION WILL BE FILED AS A POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT.


        13.       (a)      Transfer Agency, Service Agreement and Fee Schedule
between the Registrant and Scudder Service Agreement dated October 2, 1989. (Incorporated by reference to Post-Effective Amendment No. 34 to the Registrant Statement on Form N-1A.)

                  (b)      Revised Fee Schedule dated October 1, 1995 for
Exhibit 13(a). (Incorporated by reference to Post-Effective Amendment No. 30 to the Registrant Statement on Form N-1A.)

                  (c) Fund Accounting Services Agreement between the Registrant (on behalf of Scudder High Yield Tax Free Fund) and Scudder Fund Accounting Corporation dated January 23, 1995. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registrant Statement on Form N-1A.)

                  (d) Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Managed Municipal Bonds) and Scudder Fund Accounting Corporation dated February 9, 1995. (Incorporated by reference to Post-Effective Amendment No. 29 to the Registrant Statement on Form N-1A.)

                  (e)      Revised Fee Schedule dated October 1, 1996 for
Exhibit 13(a). (Incorporated by reference to Post-Effective Amendment No. 32 to the Registrant Statement on Form N-1A.)


        14.       Consent of PricewaterhouseCoopers LLP IS filed HEREWITH.


        15.       Inapplicable.


        16. Powers of Attorney. (INCORPORATED BY REFERENCE TO REGISTRANT'S INITIAL FILING ON FORM N-14.)

        17.       (a) Form of proxy card filed herewith.

                  (b) ANNUAL REPORT OF SCUDDER PENNSYLVANIA TAX FREE FUND, DATED MARCH 31, 1999, IS FILED HEREWITH.

                  (c) CURRENTLY EFFECTIVE REGISTRATION STATEMENT OF SCUDDER PENNSYLVANIA TAX FREE FUND IS FILED HEREWITH.

                  (d) ANNUAL REPORT OF REGISTRANT, DATED DECEMBER 31, 1998, IS FILED HEREWITH.

                  (e) CURRENTLY EFFECTIVE REGISTRATION STATEMENT OF REGISTRANT IS FILED HEREWITH.


ITEM 17.          UNDERTAKINGS

                  (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                  (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.


                  (3) THE UNDERSIGNED REGISTRANT HEREBY UNDERTAKES TO FILE THE FINAL TAX OPINION REFERRED TO IN PART 12 OF ITEM 16 OF PART C OF THE REGISTRATION STATEMENT IN A POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this AMENDMENT TO THE Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 30TH day of JUNE, 1999.



                                                SCUDDER MUNICIPAL TRUST

                                                By:  /s/ John Millette
                                                     -----------------------
                                                     John Millette
                                                     Secretary


        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




                   SIGNATURE                                    TITLE                              DATE
                   ---------                                    -----                              ----

/s/ DANIEL S. PIERCE*                                         President and Trustee            June 30, 1999
------------------------------------------
DANIEL S. PIERCE


/s/ HENRY P. BECTON, JR.*                                      Trustee                         June 30, 1999
------------------------------------------
Henry P. Becton, Jr.

/s/ DAWN-MARIE DRISCOLL*                                       Trustee                         June 30, 1999
------------------------------------------
Dawn-Marie Driscoll

/s/ PETER B. FREEMAN*                                          Trustee                         June 30, 1999
------------------------------------------
Peter B. Freeman

/s/ GEORGE M. LOVEJOY, JR.*                                    Trustee                         June 30, 1999
------------------------------------------
George M. Lovejoy, Jr.

/s/ WESLEY W. MARPLE, JR.*                                     Trustee                         June 30, 1999
------------------------------------------
Wesley W. Marple, Jr.

/s/ KATHRYN L. QUIRK*                                          Trustee                         June 30, 1999
------------------------------------------
Kathryn L. Quirk

/s/ JEAN C. TEMPEL*                                            Trustee                         June 30, 1999
------------------------------------------
Jean C. Tempel


                                      C-8

/s/ JOHN R. HEBBLE*                                     Treasurer (Principal                   June 30, 1999
------------------------------------------              Financial and Accounting
John R. Hebble                                          Officer)

BY: /S/ JOHN MILLETTE
     JOHN MILLETTE

ATTORNEY-IN-FACT PURSUANT TO A
POWER OF ATTORNEY CONTAINED IN THE
SIGNATURE PAGE TO THE INITIAL FILING
OF THE REGISTRATION STATEMENT FILED
ON MAY 17, 1999.